N Share Prospectus

US Equity Funds	US Fixed Income Funds

Balanced	Core Fixed Income

Diversified Value	High Yield Bond

Dividend Focused	Total Return Bond

Equities

Focused Equities	International Funds

Growth Equities	Emerging Markets Income

Large Cap Core

Large Cap Growth

Opportunity

Select Equities

Small Cap Growth

Value Added

Value Opportunities

This Prospectus tells you about the Class N shares of seventeen of the separate investment funds offered by TCW Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

February 28, 2007

The Firm

Founded in 1971, the TCW Group (TCW) provides a broad range of international and US equity and fixed income investment products and services for investors around the world. With a team of more than 325 investment and administrative professionals located in Los Angeles, New York and Houston, TCW has a broad depth of knowledge, investment experience and research capability. TCW Investment Management Company, a member of TCW and an investment advisor registered with the Securities and Exchange Commission, will act as the advisor to the TCW Funds.

TCW Funds, Inc.

This prospectus tells you about the Class N shares of seventeen of the separate investment funds offered by TCW Funds, Inc., (collectively the “Funds”) each of which has different investment objectives and policies that are designed to meet different investment goals. Please read this document carefully before investing, and keep it for future reference.

TCW Balanced Fund

TCW Diversified Value Fund

TCW Dividend Focused Fund

TCW Equities Fund

TCW Focused Equities Fund

TCW Growth Equities Fund

TCW Large Cap Core Fund

TCW Large Cap Growth Fund

TCW Opportunity Fund

TCW Select Equities Fund

TCW Small Cap Growth Fund

TCW Value Added Fund

TCW Value Opportunities Fund

TCW Core Fixed Income Fund

TCW High Yield Bond Fund

TCW Total Return Bond Fund

TCW Emerging Markets Income Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

February 28, 2007

GENERAL FUND INFORMATION

Investment Objectives and Principal Strategies

TCW Funds, Inc.	Investment Objectives	Principal Investment Strategies
Balanced Fund	Long-term capital appreciation and high current income	Invests in equity and debt securities
Diversified Value Fund	Capital appreciation	Invests in equity securities of large capitalization companies
Dividend Focused Fund	High level of dividend income	Invests at least 80% of the value of its net assets in equity securities of issuers which pay dividends
Equities Fund	Long-term capital appreciation	Invests in equity securities of large capitalization companies trading below their intrinsic value
Focused Equities Fund	Long-term capital appreciation	Invests in the equity securities of 25-40 large capitalization companies.
Growth Equities Fund	Long-term capital appreciation	Invests in equity securities of emerging growth companies
Large Cap Core Fund	Long-term total return	Invests 80% of the value of its net assets in equity securities of large cap growth and value companies.
Large Cap Growth Fund	Long-term capital appreciation	Invests in the equity securities of 30-50 large capitalization companies.
Opportunity Fund	Capital appreciation	Invests in equity securities of small capitalization companies
Select Equities Fund	Long-term capital appreciation	Invests in common stock of large capitalization companies
Small Cap Growth Fund	Long-term capital appreciation	Invests at least 80% of the value of its net assets in equity securities issued by small capitalization growth companies
Value Added Fund	Long-term capital appreciation	Invests in equity securities issued by small cap value companies
Value Opportunities Fund	Long-term capital appreciation	Invests in equity securities issued by midcap value companies
Core Fixed Income Fund	Maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle	Invests in fixed income securities
High Yield Bond Fund	Maximize current income and achieve above average total return consistent with reasonable risk over a full market cycle	Invests in high yield bonds, commonly known as “Junk” bonds

TCW Funds, Inc.	Investment Objectives	Principal Investment Strategies
Total Return Bond Fund	Maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle	Invests in mortgage-backed securities guaranteed by, or secured by collateral that is guaranteed by, the United States government, its agencies, instrumentalities or its sponsored corporations, or private issued mortgage-backed securities rated Aa or higher by Moody’s or AA or higher by S&P
Emerging Markets Income Fund	High total return from current income and capital appreciation	Invests in debt securities issued by Emerging Market Country governments or their agencies or instrumentalities or private corporate issuers

Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Funds would do this only when seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Principal Risks

All of the Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Advisor makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you—and the more you can lose. Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of individual Fund shares will vary as each Fund’s portfolio securities increase or decrease in value. Therefore, the value of an investment in a Fund could go down as well as up. All investments are subject to:

•	MARKET RISK

There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

•	SECURITIES SELECTION RISK

There is the possibility that the specific securities held in a Fund’s portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager’s choice of securities.

•	PORTFOLIO MANAGEMENT RISK

There is the possibility that the strategies used by the Advisor and its securities selections will fail to produce the intended result.

Each Fund may also be subject (in varying degrees) to the following risks:

•	PRICE VOLATILITY

There is the possibility that the value of a Fund’s portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Growth Equities, Opportunity, Small Cap Growth, Value Added and Value Opportunities Funds are subject to greater price volatility than other funds because they invest primarily in securities of small or medium sized companies.

•	SMALL AND MEDIUM CAPITALIZATION COMPANY RISK

Funds such as the Growth Equities, Opportunity, Small Cap Growth, Value Added and Value Opportunities Funds that invest a portion of their assets in the equity securities of companies with small and medium market capitalizations are subject to certain risks. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited mangerial and financial resources than do larger more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of a fund’s assets.

•	LIQUIDITY RISK

There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to a Fund. A Fund may be subject to liquidity risk because it invests primarily in securities of medium and small sized companies; high yield bonds; mortgage-backed securities; or foreign or emerging markets securities, which have all experienced periods of illiquidity.

•	FOREIGN INVESTING RISK

There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. A Fund that invests primarily in the assets of foreign companies or a portion of its assets in foreign company securities may be subject to foreign investing risk. If a Fund invests in “emerging markets,” the risk is even more pronounced. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a Fund may hold various foreign currencies, the value of the net assets of a Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

•	CREDIT RISK

There is the possibility that a Fund could lose money if an issuer is unable to meet its financial obligations such as the payment of principal and/or interest on an instrument, or goes bankrupt. A Fund may be subject to greater credit risk if it: invests in below investment grade convertible or fixed income securities; in high yield bonds, which are commonly referred to as “junk bonds”; or in private issued mortgage-backed securities.

•	INTEREST RATE RISK

There is the possibility that the value of a Fund’s portfolio investments may fall since debt securities generally fall in value when interest rates rise. The longer the term of a debt instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on a Fund because it may hold securities with long terms to maturity.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of debt securities drop, but the yield can drop, particularly where the yield on the debt securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

•	JUNK BONDS

These bonds are speculative in nature. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered “below investment grade.” The High Yield Bond Fund primarily invests in debt instruments rated below investment grade. The Core Fixed Income Fund may invest in debt instruments rated below investment grade.

•	GOVERNMENT SECURITIES

The Balanced, Core Fixed Income Total Return Bond Funds may invest in debt securities and mortgage-backed securities issued by federal agencies and instrumentalities. Certain of these securities may not be backed by the full faith and credit of the United States government and are supported only by the credit of the issuer. Examples of such securities are mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie

Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). These securities are neither issued nor guaranteed by the United States Treasury.

•	NON-DIVERSIFICATION RISK

Because a relatively high percentage of each non-diversified Fund’s assets may be invested in the securities of a limited number of issuers, the non-diversified Funds may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

Each Fund may be more susceptible to some of these risks than others, as noted in the description of each Fund. A more detailed explanation of these risks is presented under the “Risk Considerations of Investing” section at page 77. Each of the Funds, with the exception of the Diversified Value, Dividend Focused, Opportunity, Core Fixed Income, High Yield Bond, and Total Return Bond Funds, are non-diversified for Investment Company Act of 1940 (“1940 Act”) purposes, and may invest more than 5% of its total assets in the securities of any one issuer. Consequently, each non-diversified Fund’s exposure to credit and market risks associated with that issuer is increased.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person; you may lose money by investing in a Fund. When you sell your shares of a Fund, they could be worth more or less than what you paid for them.

Performance Summary

The tables below show each Fund’s annual and after-tax returns and its performance with respect to its Class N shares. The first barchart shows you how the Fund’s performance has varied from year to year. The second table compares the before and after-tax returns over time to that of a broad-based securities market index. Both tables assume reinvestment of dividends and distributions. No performance data is shown for the Balanced and Large Cap Growth Funds because they do not have a full year of operations.

The performance information for the Diversified Value, Dividend Focused and Opportunity Funds includes the performance of its predecessor fund (“Predecessor Funds”), which prior to December 14, 2001, was managed by SG Cowen Asset Management Inc. The performance of the Predecessor Funds in the bar charts and other tables was calculated using the fee and expenses, not including the 4.75% sales charge for Class A shares, of the Class A shares of the Predecessor Funds. As with all mutual funds, past performance, both before and after taxes, is not a prediction of future results.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situtation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of a Fund through a tax-deferred arrangement, such as an individual retirement account. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

As with all mutual funds, past performance, both before and after taxes, is not a prediction of future results.

Diversified Value Fund

Best and worst quarterly performance during this period

Fund	Performance
• Diversified Value Fund
Quarter ended June 30, 2003	17.98% (Best)
Quarter ended September 30, 2002	– 20.38% (Worst)

Average Annual Total Return as of December 31

	1 year	5 years	Since inception
• Diversified Value Fund	18.50%	10.87%	11.54%
Return After Taxes on Distributions	18.29%	10.60%	11.26%
Return After Taxes on Distributions and Sale of Fund Shares	12.30%	9.38%	9.98%
Russell 1000 Value Index	22.25%	10.86%	8.60%

The Russell 1000 Value Index measures the performance of 1,000 of the 3,000 largest US-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Dividend Focused Fund

Best and worst quarterly performance during this period

Fund	Performance
• Dividend Focused Fund
Quarter ended September 30, 2000	16.84% (Best)
Quarter ended September 30, 2002	– 14.56% (Worst)

Average Annual Total Return as of December 31

	1 year	5 years	10 years
• Dividend Focused Fund	18.19%	11.20%	11.80%
Return After Taxes on Distributions	17.69%	10.53%	10.53%
Return After Taxes on Distributions and Sale of Fund Shares	12.46%	9.68%	9.68%
Russell 1000 Value Index	22.25%	10.86%	8.60%

The Russell 1000 Value Index measures the performance of 1,000 of the 3,000 largest US-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Equities Fund

Best and worst quarterly performance during this period

Fund	Performance
• Equities Fund
Quarter ended June 30, 2003	17.71% (Best)
Quarter ended September 30, 2002	– 21.18% (Worst)

Average Annual Total Return as of December 31

	1 year	5 years	Since inception
• Equities Fund	14.71%	8.49%	6.50%
Return After Taxes on Distributions	13.45%	8.21%	6.30%
Return After Taxes on Distributions and Sale of Fund Shares	11.22%	7.35%	5.65%
S&P 500 Index	15.79%	6.19%	3.37%

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Focused Equities Fund

Best and worst quarterly performance during the period

Fund	Performance
• Focused Equities Fund
Quarter ended December 31, 2003	19.77% (Best)
Quarter ended September 30, 2002	– 22.71% (Worst)

Average Annual Total Return as of December 31

	1 year	5 years	From Inception/ Registration or 10 years
• Focused Equities Fund	15.31%	8.90%	7.09%
Return from Registration Date (3/1/2001)	15.27%	8.86%	7.06%
Return After Taxes on Distributions	10.00%	7.72%	6.15%
Return After Taxes on Distributions and Sale of Fund Shares
S&P 500 Index	15.79%	6.19%	4.10%
Return Before Taxes Including Predecessor Entity Performance	15.31%	8.90%	7.98%

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designated to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Growth Equities Fund

Best and worst quarterly performance during this period

Fund	Performance
• Growth Equities Fund
Quarter ended September 30, 2005	9.53% (Best)
Quarter ended March 31, 2005	– 9.54% (Worst)

Average Annual Total Return as of December 31

	1 year	5 years	From Inception
• Growth Equities Fund	3.77%	N/A	8.66%
Return After Taxes on Distributions	3.77%	N/A	8.66%
Return After Taxes on Distributions and Sale of Fund Shares	2.45%	N/A	7.45%
Russell Midcap Growth Index	10.66%	N/A	11.57%

The Russell Midcap Growth Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

TCW Large Cap Core Fund

Best and worst quarterly performance during the period

Fund	Performance
• Large Cap Core Fund
Quarter ended December 31, 2006	6.01% (Best)
Quarter ended March 31, 2005	– 2.61% (Worst)

Average Annual Total Return as of December 31

	1 year	5 years	From Inception
• Large Cap Core Fund	12.33%	N/A	13.23%
Return After Taxes on Distributions	11.54%	N/A	12.78%
Return After Taxes on Distributions and Sale of Fund Shares	8.33%	N/A	11.17%
S&P 500 Index	15.79%	N/A	13.15%

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Opportunity Fund

Best and worst quarterly performance during this period

Fund	Performance
• Opportunity Fund
Quarter ended June 30, 2003	23.76% (Best)
Quarter ended September 30, 1998	– 21.66% (Worst)

Average Annual Total Return as of December 31

	1 year	5 years	10 years
• Opportunity Fund	11.21%	10.65%	11.44%
Return After Taxes on Distributions	10.21%	10.06%	10.86%
Return After Taxes on Distributions and Sale of Fund Shares	8.40%	9.22%	9.93%
Russell 2000 Index	18.37%	11.39%	9.44%

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, with an average market capitalization of approximately $580 million.

Select Equities Fund

Best and worst quarterly performance during this period

Fund	Performance
• Select Equities Fund
Quarter ended December 31, 2001	25.92% (Best)
Quarter ended September 30, 2001	– 25.83% (Worst)

Average Annual Total Return as of December 31

	1 year	5 year	Since inception
• Select Equities Fund	– 5.34%	2.74%	2.13%
Return After Taxes on Distributions	– 5.46%	2.35%	1.72%
Return After Taxes on Distributions and Sale of Fund Shares	– 3.30%	2.35%	1.65%
Russell 1000 Growth	9.07%	2.69%	– 0.93%

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates.

Small Cap Growth Fund

Best and worst quarterly performance during this period

Fund	Performance
• Small Cap Growth Fund
Quarter ended December 31, 2001	41.10% (Best)
Quarter ended September 30, 2001	– 45.14% (Worst)

Average Annual Total Return as of December 31

	1 year	5 years	Since inception
• Small Cap Growth Fund	13.53%	0.90%	0.37%
Return After Taxes on Distributions	13.53%	0.90%	0.18%
Return After Taxes on Distributions and Sale of Fund Shares	8.79%	0.77%	0.36%
Russell 2000 Growth Index	13.35%	6.93%	10.71%

The Russell 2000 Growth Index contains those Russell 2000 securities with a greater-than-average growth orientation. Securities in this index generally have a higher price-to-book and price-to-earnings ratios than those in the Russell 2000 Value Index.

Value Added Fund

Best and worst quarterly performance during this period.

Fund	Performance
• Value Added Fund
Quarter ended June 30, 2003	28.52% (Best)
Quarter ended September 30, 2004	– 11.04% (Worst)

Average Annual Total Return as of December 31

	1 year	5 years	From Inception
• Value Added Fund	17.26%	N/A	5.19%
Return After Taxes on Distributions	14.83%	N/A	4.72%
Return After Taxes on Distributions and Sale of Fund Shares	13.34%	N/A	4.37%
Russell 2000 Value Index	23.48%	N/A	13.45%

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Value Opportunities Fund

Best and worst quarterly performance during this period.

Fund	Performance
• Value Opportunities Fund
Quarter ended December 31, 2001	29.92% (Best)
Quarter ended September 30, 2002	– 25.79% (Worst)

Average Annual Total Return as of December 31

	1 year	5 years	From Inception
• Value Opportunities Fund	12.59%	7.23%	11.70%
Return After Taxes on Distributions	10.80%	6.52%	9.37%
Return After Taxes on Distributions and Sale of Fund Shares	9.87%	6.08%	8.58%
Russell Midcap Value Index	20.32%	15.88%	14.43%

The Russell Midcap Value Index is a market capitalization-weighted index of medium-capitalization value-oriented stocks of U.S. companies.

Core Fixed Income Fund

Best and worst quarterly performance during this period

Fund	Performance
• Core Fixed Income Fund
Quarter ended December 31, 2000	4.61% (Best)
Quarter ended June 30, 2003	– 2.43% (Worst)

Average Annual Total Return as of December 31

	1 year	5 years	Since inception
• Core Fixed Income Fund	3.66%	5.38%	5.07%
Return After Taxes on Distributions	2.22%	3.66%	3.18%
Return After Taxes on Distributions and Sale of Fund Shares	2.36%	3.58%	3.17%
Lehman Brothers Aggregate Bond Index	4.33%	5.06%	5.78%

The Lehman Brothers Aggregate Bond Index is a market capitalization-weighted index of investment grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

High Yield Bond Fund

Best and worst quarterly performance during this period

Fund	Performance
• High Yield Bond Fund
Quarter ended June 30, 2003	8.24% (Best)
Quarter ended December 31, 2000	– 5.12% (Worst)

Average Annual Total Return as of December 31

	1 year	5 years	Since inception
• High Yield Bond Fund	9.23%	7.91%	4.89%
Return After Taxes on Distributions	6.50%	4.91%	1.68%
Return After Taxes on Distributions and Sale of Fund Shares	5.91%	4.94%	2.12%
Citigroup High Yield Cash Pay Custom Index	10.07%	9.81%	6.51%

The Citigroup High Yield Cash Pay Custom Index is a blend of the Citigroup High Yield Cash Pay Index and Citigroup High Yield Cash Pay Capped Index. The Citigroup High Yield Cash Pay Capped Index includes only cash-pay bonds with remaining maturities of at least one year and a minimum amount outstanding of USD 100 million and a cap on the prior amount of each issuer in the Index at USD 5 billion.

Total Return Bond Fund

Best and worst quarterly performance during this period

Fund	Performance
• Total Return Bond Fund
Quarter ended December 31, 2000	5.83% (Best)
Quarter ended June 30, 2004	– 1.95% (Worst)

Average Annual Total Return as of December 31

	1 year	5 years	Since inception
• Total Return Bond Fund	5.05%	5.31%	6.03%
Return After Taxes on Distributions	3.41%	3.38%	3.98%
Return After Taxes on Distributions and Sale of Fund Shares	3.25%	3.38%	3.90%
Lehman Brothers Aggregate Bond Index	4.33%	5.06%	5.78%

The Lehman Brothers Aggregate Bond Index is a market capitalization-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

Emerging Markets Income Fund

Best and worst quarterly performance during this period

Fund	Performance
• Emerging Markets Income Fund
Quarter ended June 30, 2005	3.58% (Best)
Quarter ended June 30, 2006	– 0.64% (Worst)

Average Annual Total Return as of December 31

	1 year	5 years	Since inception
• Emerging Markets Income Fund	7.73%	N/A	9.41%
Return After Taxes on Distributions	7.04%	N/A	9.16%
Return After Taxes on Distributions and Sale of Fund Shares	5.94%	N/A	8.09%
JP Morgan EMBI Global Diversified Index	9.86%	N/A	10.78%

The JP Morgan EMBI Global Diversified Index is a market capitalization-weighted total return index of U.S. dollars and other external currency-denominated Brady bonds, loans, Euro bonds and local market debt instruments traded in emerging markets.

Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class N shares of the Funds have no sales charge (load), but are subject to Rule 12b-1 distribution fees.

FEE TABLE

		Balanced Fund	Diversified Value Fund	Dividend Focused Fund	Equities Fund	Focused Equities Fund	Growth Equities Fund	Opportunity Fund	Large Cap Core Fund	Large Cap Growth	Select Equities Fund
Shareholder Transaction Fees
1)	Redemption Fees	None	None	None	None	None	None	None	None	None	None
2)	Exchange Fees	None	None	None	None	None	None	None	None	None	None
3)	Contingent Deferred Sales Load	None	None	None	None	None	None	None	None	None	None
4)	Maximum Sales Charge (Load) on Reinvested Dividends	None	None	None	None	None	None	None	None	None	None
5)	Maximum Sales Charge (Load) on Purchases	None	None	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses
	Management Fees	0.60%	0.75%	0.75%	0.55%	0.65%	1.00%	0.90%	0.55%	0.65%	0.75%
	Distribution (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
	Other Expenses	2.02%	0.20%	0.16%	0.50%	0.52%	2.92%	0.28%	0.66%	2.81%	0.17%
	Total Annual Fund Operating Expenses	2.87%(1)	1.20%	1.16%	1.30%	1.42%(2)	4.17%(3)	1.43%	1.46%(4)	3.71%(5)	1.17%
	Fee Waiver/Expense Reimbursement	1.65%	0.00%	0.00%	0.00%	0.04%	2.61%	0.00%	0.03%	2.26%	0.00%
	Net Expenses	1.22%	1.20%	1.16%	1.30%	1.38%	1.56%	1.43%	1.43%	1.45%	1.17%

		Small Cap Growth Fund	Value Added Fund	Value Opportunities Fund	Core Fixed Income Fund	High Yield Bond Fund	Total Return Bond Fund	Emerging Markets Income Fund
Shareholder Transaction Fees
1)	Redemption Fees	None	None	None	None	None	None	2.00%
2)	Exchange Fees	None	None	None	None	None	None	2.00%
3)	Contingent Deferred Sales Load	None	None	None	None	None	None	None
4)	Maximum Sales Charge (Load) on Reinvested Dividends	None	None	None	None	None	None	None
5)	Maximum Sales Charge (Load) on Purchases	None	None	None	None	None	None	None

Annual Fund Operating Expenses
	Management Fees	1.00%	1.00%	0.80%	0.40%	0.75%	0.50%	0.75%
	Distribution (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
	Other Expenses	0.66%	4,179.73%	0.17%	0.43%	0.20%	0.13%	352.50%
	Total Annual Fund Operating Expenses	1.66%	4,180.98%(6)	1.22%	1.08%	1.20%	0.88%(7)	353.50%(8)
	Fee Waiver/Expense Reimbursement	0.00%	4,179.42%	0.00%	0.00%	0.00%	0.14%	352.14%
	Net Expenses	1.66%	1.56%	1.22%	1.08%	1.20%	0.74%	1.36%

(1) The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses to the extent necessary to limit the operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal year ended October 31, 2006, the Fund’s Annual Operating Expenses were 1.22% of Net Assets as a result of the expense limitation.

(2) The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses to the extent necessary to limit the operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal year ended October 31, 2006, the Fund’s Annual Operating Expenses were 1.38% of Net Assets as a result of the expense limitation.

(3) The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses to the extent necessary to limit the operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal year ended October 31, 2006, the Fund’s Annual Operating Expenses were 1.56% of Net Assets as a result of the expense limitation.

(4) The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses to the extent necessary to limit the operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal year ended October 31, 2006, the Fund’s Annual Operating Expenses were 1.43% of Net Assets as a result of the expense limitation.

(5) The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses to the extent necessary to limit the operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal year ended October 31, 2006, the Fund’s Annual Operating Expenses were 1.45% of Net Assets as a result of the expense limitation.

(6) The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal year ended October 31, 2006, the Fund’s Annual Operating Expenses were 1.56% of Net Assets as a result of the expense limitation.

(7) The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses to the extent necessary to limit the operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal year ended October 31, 2006, the Fund’s Annual Operating Expenses were 0.74% of Net Assets as a result of the expense limitation.

(8) The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses to the extent necessary to limit the operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal year ended October 31, 2006, the Fund’s Annual Operating Expenses were 1.36% of Net Assets as a result of the expense limitation.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example uses the gross expense ratio before any expense waiver or reimbursement.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

	1 Year	3 Years	5 Years	10 Years
Balanced	$290	$889	$1,513	$3,195
Diversified Value	$122	$381	$660	$1,455
Dividend Focused	$118	$368	$638	$1,409
Equities	$132	$412	$713	$1,568
Focused Equities	$145	$449	$776	$1,702
Growth Equities	$419	$1,267	$2,129	$4,347
Large Cap Core	$149	$462	$797	$1,746
Large Cap Growth	$373	$1,135	$1,916	$3,958
Opportunity	$146	$452	$782	$1,713
Select Equities	$119	$372	$644	$1,420
Small Cap Growth	$169	$523	$902	$1,965
Value Added*	$10,000	N/A	N/A	N/A
Value Opportunities	$124	$387	$670	$1,477
Core Fixed Income	$110	$343	$595	$1,317
High Yield Bond	$122	$381	$660	$1,455
Total Return Bond	$90	$281	$488	$1,084
Emerging Markets Income**	$10,000	N/A	N/A	N/A

* Based on the Value Added Fund’s net expenses after reimbursement, the Expense Example would be:

1 Year	3 Years	5 Years	10 Years
$159	$493	$850	$1,856

** Based on the Emerging Markets Income Fund’s net expenses after reimbursement, the Expense Example would be:

1 Year	3 Years	5 Years	10 Years
$138	$431	$745	$1,635

TCW Balanced Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. The Fund also seeks to produce high current income. To pursue these goals, the Fund will invest in a combination of common stocks, preferred stocks, rights or warrants to purchase common or preferred stock, American Depository Receipts (“ADRs”), other securities with equity characteristics, convertible preferred stocks, convertible debt securities, U.S. Government and corporate debt securities, and other debt securities, including mortgage- and asset-backed securities, unless maintaining a temporary defensive position. Investments in non-U.S. corporate debt securities will be U.S. dollar denominated. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign security. The allocation of assets invested in each type of security is designed to balance long-term capital appreciation and yield income. The Fund expects to change its allocation mix over time based on the Advisor’s view of economic conditions and underlying security values. It is anticipated that the range of equity securities will be between 55% and 75% of the Fund’s total assets and debt securities will be in the range of 25% to 45% of the Fund’s total assets.

When evaluating equity securities, the Advisor emphasizes investing in companies that tend to have one or more characteristics that are lower than the equivalent characters for companies in the S&P Index and prefer companies with a dividend yield although a dividend yielding stock is not obligatory. The Advisor seeks companies it believes are neglected or out-of-favor and whose stock prices are low in relation to current earnings, cash flow, book value and sales and those companies that have reasonable prospects for growth even though expectations for these companies are low and their valuations are temporarily depressed.

When evaluating debt securities, the Advisor uses a bottom-up investment process that focuses more on security and sector selection than macro-economic variables. The Advisor’s investment process seeks to add value by selecting the best available debt securities as well as tactically allocating between various sectors from time to time. In managing the Fund’s investments the Advisor uses a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income market. These components include:

•	security selection within a given sector

•	relative performance of the various market sectors

•	the shape of the yield curve

•	fluctuations in the overall level of interest rates

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of the underlying fundamentals, the intermediate and long-term prospects for the company are poor, there is a perceived deterioration in the credit fundamentals of the issuer or the Advisor determines to take advantage of a better investment opportunity.

Jeffrey E. Gundlach and Diane E. Jaffee are the Fund’s portfolio managers.

Main Risks

The primary risks affecting the Fund are “equity risk,” “credit risk,” “interest rate risk” (including “extension risk” and “prepayment risk”), “price volatility risk” and “liquidity risk.”

Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions. Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the price of its instruments go up or down. The Fund’s returns may vary, and you could lose money.

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligation, such as the payment of principal and/or interest on an instrument, or goes bankrupt. Interest rate risk refers to the possibility that the value of the Fund’s portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the maturity of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on the Fund, because it may hold securities with long terms to maturity and mortgage-based securities, including collateralized mortgage obligations and stripped mortgage securities. Its holding of mortgage-based securities can reduce returns if owners of the underlying mortgages pay off their mortgages sooner than anticipated when interest rates go down. Because this Fund will invest in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. Extension risk refers to the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. Prepayment risk refers to the possibility that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price most beneficial to the Fund. Mortgage-backed securities have experienced periods of market liquidity.

The Fund may also be subject to “investment style risk.” The Adviser primarily uses a particular style or set of styles—in this case “value” styles—to select equity investments for the Fund. These styles may be out of favor or may not produce the best results on short or longer time periods and may increase the volatility of the Fund’s share price.

Diversified Value Fund

Investment Objectives/Approach

The Fund seeks capital appreciation, with a secondary goal of current income. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; and other securities with equity characteristics. The Fund will invest (except when maintaining a temporary defensive position) at least 65% of the value of its net assets in equity securities of companies with a market capitalization of greater than $2 billion at the time of purchase. The Fund will invest mostly in “value companies.”

Concepts to understand

Large capitalization companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Value companies are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in prices.

In managing the Fund’s investments, the Advisor blends a number of investment strategies. The Advisor emphasizes investing in companies that tend to have one or more characteristics that are lower than the equivalent characteristics for companies in the S&P 500 Index. The Advisor seeks companies that it believes are neglected or out of favor and whose stock prices are low in relation to current earnings, cash flow, book value and sales and those companies that have reasonable prospects for growth even though the expectations for these companies are low and their valuations are temporarily depressed.

The Fund will generally invest in equity securities which include common and preferred stock, rights or warrants to purchase common stocks or preferred stocks, securities convertible into common and preferred stocks, securities convertible into common and preferred stocks, such as convertible bonds and debentures; American Depository Receipts (ADRs); and other securities with equity characteristics. ADRs are typically certificates issued by U.S. banks which represent a stated number of shares of a foreign corporation that a bank holds in its vault.

The Fund may invest some its assets in covered call options. A call option is an agreement which gives the buyer the right but not the obligation to buy a certain amount of a specified security for a specific price regardless of the market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of the underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Advisor determines to take advantage of a better investment opportunity.

Diane E. Jaffee and Matthew J. Spahn are the Fund’s portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this fund are “price volatility risk” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. The Fund’s returns may vary, and you could lose money. This Fund may be less susceptible to price volatility than funds that invest in the securities of small companies. This is especially true during periods of economic uncertainty or during economic downturns. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

The Fund may also be subject to “investment style risk.” The Advisor primarily uses a particular style or set of styles—in this case “value” styles—to select investments for the Fund. Those styles may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

Dividend Focused Fund

Investment Objectives/Approach

The Fund seeks to realize a high level of dividend income consistent with prudent investment management. Capital appreciation is a secondary objective. To pursue this goal, the Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in equity securities of companies that have a record of paying dividends.

Concepts to understand

Value Companies are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in prices.

The Advisor analyzes economic and market conditions and identifies securities that make the best investments in the pursuit of the Fund’s investment objectives. In selecting the investments, the Advisor considers factors which may include one or more of the following:

•	the company’s current valuation

•	market capitalization

•	price/earnings ratio

•	current dividend yield

•	the company’s potential for a strong positive cash flow and future dividend growth.

The Fund will generally invest in equity securities which include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common stock and preferred stock such as bonds and debentures; American Depository Receipts (ADRs); and other securities with equity characteristics. ADRs are typically certificates issued by U.S. banks which represent a stated number of shares of a foreign corporation that a bank holds in its vault.

The Fund may invest some of its assets on covered call options. A covered call option is any agreement which gives the buyer the right but not the obligation to buy a certain amount of a specified security for a specific price within a certain time period regardless of market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of the underlying fundamentals, the immediate and long-term prospects for the company are poor or the Advisor determines to take advantage of a better investment opportunity.

Diane E. Jaffee is the Fund’s portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “price volatility” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. The Fund’s returns may vary, and you could lose money. This Fund may be less susceptible to price volatility because it invests in the securities of large companies. This is especially true during periods of economic uncertainty or during economic downturns. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

The Fund may also be subject to “investment style risk.” The Advisor primarily uses a particular style or set of styles—in this case “value” styles—to select investments for the Fund. These styles may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; and other securities with equity characteristics. The Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) in publicly traded equity securities of companies with a market capitalization of greater than $3 billion at the time of purchase. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. The Fund will invest in companies trading below their intrinsic value in the opinion of the Advisor.

Concepts to understand

Large capitalization companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Intrinsic Value represents a company’s long-term value. Because a stock can remain below it’s intrinsic value for years, investors often look for factors that could trigger a rise in price.

In managing the Fund’s investments, the Advisor seeks to invest in attractively valued equity securities of companies where the return on invested capital is improving. The Advisor utilizes bottom-up fundamental research to identify these companies. The Advisor performs fundamental research by using techniques such as:

•	making company visits

•	financial screening to identify companies

•	maintaining a disciplined approach to stock selection and portfolio construction

The Advisor will use both quantitative and qualitative screening criteria to supplement the scope of its fundamental research.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Advisor determines to take advantage of a better investment opportunity.

Thomas K. McKissick and N. John Snider are the Fund’s portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “price volatility,” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. The Fund’s returns may vary, and you could lose money. This Fund may be less susceptible to price volatility than funds that invest in the securities of small companies. This is especially true during periods of economic uncertainty or during economic downturns. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

Focused Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies. These equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock such as convertible bonds and debentures; and other securities with equity characteristics. The Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) in publicly traded equity securities of companies with a market capitalization of greater than $3 billion dollars at the time of purchase. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. The Fund will invest in companies trading below their intrinsic value.

Concepts to understand

Large capitalization companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Intrinsic Value represents a company’s long-term value. Because a stock can remain below its intrinsic value for years, investors often look for factors that could trigger a rise in prices.

The Fund will typically invest in a portfolio of 25 to 40 issues. In managing the Fund’s investments, the Advisor seeks to invest in attractively valued equity securities where the return on invested capital is improving. The Advisor utilizes bottom-up fundamental research to identify these companies. The Advisor will use both qualitative and quantitative screening criteria to supplement the scope of fundamental research. The application of the Advisor’s quantitative screening focuses on companies that have a disciplined approach to investing capital and favors companies with increasing return on invested capital. The Advisor performs fundamental research by using techniques such as:

•	making company visits

•	telephone contract with senior management

•	industry conferences

•	financial projections

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Advisor determines to take advantage of a better investment opportunity.

Thomas K. McKissick and N. John Snider are the Fund’s portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “price volatility” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. Because the Fund will generally only hold between 25 and 40 equity securities of different issuers, it may include large concentrations in certain sectors of the economy. As a result, the Fund may be subject to wider fluctuations in value than would be the case if it was subject to broader diversification requirements. The Fund’s returns may vary, and you could lose money. This Fund may be less susceptible to price volatility because it invests in the securities of large companies. This is especially true during periods of economic uncertainty or during economic downturns. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

Growth Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund anticipates that at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) will be invested (except when maintaining a temporary defensive position) in equity securities. If the Fund changes this investment policy it will notify shareholders at least 60 days in advance of the change. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; and other securities with equity characteristics. Generally, at the time a new position is initially purchased into the Fund, the issue will be within the capitalization range of the companies comprising the Russell MidCap Growth Index. As of December 31, 2006, the market capitalization range of the Russell Midcap Growth Index was between $1.2 billion and $21.4 billion. The Fund will be primarily invested in issuers which are characterized as “growth” companies according to criteria established by the Advisor.

Concepts to understand

Growth companies are companies expected to exhibit faster than average gains in earnings and which are expected to continue to show a high level of growth gain.

The Advisor utilizes a “bottom-up” approach to identify securities for investment. First, the Advisor uses quantitative and qualitative criteria to screen companies. The Advisor then subjects companies that make it through this screening process to fundamental analysis, which generally looks for at least one or more of the following factors:

•	a demonstrated record of consistent earnings growth or the potential to grow earnings

•	an ability to earn an attractive return on equity

•	a price/earnings ratio which is less than the Advisor’s internally estimated three-year earnings growth rate

•	a large and growing market share

•	a strong balance sheet

•	significant ownership interest by management and a strong management team.

The Fund seeks to achieve diversification by limiting the weighting in any one security or any one sector.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Advisor determines to take advantage of a better investment opportunity. The Fund will also sell if an individual security weighting or sector weighting is too large.

R. Brendt Stallings is the Fund’s portfolio manager

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “price volatility”, “liquidity risk” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of larger companies. The Fund’s returns may vary, and you could lose money. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of medium-sized companies may be less liquid than the securities of large-sized companies, the Fund may be susceptible to liquidity risk more than funds that invest in the securities of large-sized companies. In addition, the Fund may be subject to liquidity risk because it may invest in debt instruments rated below investment grade. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

The Fund may also be subject to “investment style risk.” The Advisor primarily uses a particular style or set of styles—in this case “growth” styles—to select investments for the Fund. Those styles may be out of favor or may not produce the best results over short or longer time periods, and may increase the volatility of the Fund’s share price.

Large Cap Core Fund

Investment Objectives/Approach

The Fund seeks long-term total return. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies and invests in a blend of both growth and value companies. These equity securities include common and preferred stock; securities convertible into common or preferred stock such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics. The Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) in publicly traded equity securities of companies with a market capitalization of greater than $3 billion dollars at time of purchase. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

Concepts to understand

Large Capitalization Companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

The Advisor analyzes economic and market conditions and identifies securities that make the best investments in pursuit of the Fund’s investment objectives. In selecting the investments, the Advisor considers factors which may include one or more of the following:

•

Discounted value of future cash flows. Discounted cash flow valuation consists of forecasting corporate cash flows over a multi-year period and “discounting” them by the equity market expected rate of return, and summing the results to arrive at a value for the security.

•	Free cash yield projected to grow or is sustainably high. Free cash flow is earnings before interest, taxes, depreciation and amortization (“EBITDA”) less capital expenditures.

•	Increasing returns on capital or economic value added.

•	Private market values of similar companies.

•	Cost to replicate the business. This is an estimation of what it would cost to build a business, including its brand and reputation, starting from nothing.

The Advisor also performs a qualitative assessment of the company’s products and competitive position to evaluate the sustainability of its value.

The Advisor employs a style neutral equity strategy typically with exposure to all the economic sectors of the S & P 500 Index. The Advisor seeks to maintain the Fund’s sector weightings in a range to track those of the S & P 500 Index.

The Advisor may temporarily invest up to 100% of a Fund’s assets in high quality short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of the underlying fundamentals, the immediate and long-term prospects for the company are poor, sector weightings are rebalanced or the Advisor determines to take advantage of a better investment opportunity.

Jason S. Maxwell is the Fund’s portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “price volatility” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility because it invests in the securities of large companies. This is especially true during periods of economic uncertainty or during economic downturns. The Fund’s returns may vary, and you could lose money. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

TCW Large Cap Growth Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies. These equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock such as convertible bonds and debentures; and other securities with equity characteristics. The Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) in publicly traded equity securities of companies with a market capitalization of greater than $3 billion dollars at the time of purchase. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

Concepts to understand

Growth companies are companies expected to exhibit faster than average gains in earnings and which are expected to continue to show a high level of growth.

The Fund will typically invest in a portfolio of 35 to 50 securities. In managing the Fund’s investments, the Advisor seeks to invest in companies with superior and sustainable revenue and earnings growth. The Advisor evaluates, analyzes and selects companies:

•	That exhibit catalysts for growth

•	Superior value creation potential

•	Sustainable competitive advantages

•	Superior profitability

Portfolio weightings are driven by bottom-up fundamental research, sustainability and viability of earnings; degree of expected return, and the presence of definable growth catalysts.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, there is an unsatisfactory progression of fundamentals or the Advisor determines to take advantage of a better investment opportunity.

Donald E. Evenson and Derek S. Derman are the Fund’s portfolio managers.

Main Risks

The Fund holds primarily common stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risk affecting this fund is “price volatility risk” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. Because the Fund will generally only hold between 35 and 50 equity securities of different issuers, it may include large concentrations in certain sectors of the economy. As a result, the Fund may be subject to wider fluctuations in value than would be the case if it was subject to broader diversification requirements. The Fund’s returns may vary, and you could lose money. This Fund may be less susceptible to price volatility than funds that invest primarily in the securities of small companies. This is especially true during periods of economic uncertainty or during economic downturns. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

This Fund may also be subject to “investment style risk”. The Advisor primarily uses a particular style or set of styles—in this case “growth styles”—to select investments for the Fund. These styles may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

Opportunity Fund

Investment Objectives/Approach

The Fund seeks capital appreciation. Current income is incidental.

To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its net assets in equity securities issued by companies with market capitalizations, at the time of acquisition, of $2 billion or less. The Fund may invest in up to 10% of its assets in securities of similar foreign companies or in American Depository Receipts of such companies. The Fund may also write covered call options.

Concepts to understand

Small-Sized Companies. The Fund seeks long term capital appreciation by focusing on small, fast-growing companies that offer cutting-edge products, services or technologies. Because these companies are often in their early stages of development, their stocks tend to fluctuate more than most other securities.

In managing the Fund’s investments, the Advisor tries to identify those companies that have fallen out of favor and whose stock is selling below what the Advisor believes is its real value. The Advisor looks for those stocks with a potential catalyst such as new products, technologies, or management that will trigger an increase in their value. The Advisor analyzes each candidate’s fundamental strength, looking for companies with well positioned product lines and experienced management with equity ownership. In the course of this analysis, the Advisor often discovers that many individual stocks in a particular industry or market sector offer attractive investment opportunities. The Advisor’s analysis finds that frequently the market undervalues entire industries and sectors, offering a cluster of candidates that meet the investment criteria. As a result, the Advisor may focus the Fund’s investments in a number of industries that the Advisor’s analysis has revealed as poised for growth.

The Fund will generally invest in equity securities which include common and preferred stock; rights or warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stock such as convertible bonds and debentures; American

Depository Receipts (ADRs); and other securities with equity characteristics. ADRs are typically certificates issued by U.S. banks which represent a stated number of shares of a foreign corporation that a bank holds in its vault.

The Fund may invest some its assets in covered call options. A call option is an agreement which gives the buyer the right but not the obligation to buy a certain amount of a specified security for a specific price regardless of the market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor, or the Advisor determines to take advantage of a better investment opportunity.

Diane E. Jaffee is the Fund’s portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “price volatility,” “liquidity risk”, “foreign investing risk” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large or midcap companies. The Fund’s returns may vary, and you could lose money. Liquidity risk refers to the possibility that the Fund may lose money or be presented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

•	lack of political or economic stability

•	foreign controls on investment and currency exchange rates

•	withholding taxes

•	a lack of adequate company information

In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance that you could lost money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value overshort or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

The Fund may also be subject to “investment style risk.” The Advisor primarily uses a particular style or set of styles—in this case “value” styles—to select investments for the Fund. Those styles may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

Select Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. Performance should be measured over a full market cycle.

To pursue this goal, the Fund invests primarily in the common stocks of larger companies. The investment philosophy underlying our strategy is a highly focused approach which seeks to achieve superior long-term returns by owning shares in companies that are believed to have strong and enduring business models and inherent advantages over their competitors. Except when maintaining a temporary defensive position, the Fund anticipates that at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) will be invested in equity securities of these companies. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of this change. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; and other securities with equity characteristics.

Concepts to understand

Large capitalization companies are established companies that are considered known quantities. Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, in the Advisor’s opinion the security becomes fully valued, the intermediate and long-term prospects for the company are poor or the Advisor determines to take advantage of a better investment opportunity

The Fund may invest some assets in options, futures and foreign currency futures, and forward contracts. These practices are used primarily to hedge the Fund’s portfolio but may be used to attempt to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

Craig C. Blum and Stephen A. Burlingame are the Fund’s portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “price volatility” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. Because the Fund will generally only hold between 25 and 40 equity securities of different issuers, it may include large concentrations in certain sectors of the economy. As a result, the Fund may be subject to wider fluctuations in value than would be the case if it was subject to broader diversification requirements. The Fund’s returns may vary, and you could lose money. The Fund may be less susceptible to price volatility than funds that primarily invest in the securities of small companies. This is especially true during periods of economic uncertainty or during economic downturns. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value or short and extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

The Fund may also be subject to “investment style risk.” The Advisor primarily uses a particular style or set of styles—in this case “growth” styles—to select investments for the Fund. Those styles may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

Small Cap Growth Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Russell 2000 Growth Index. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. As of December 31, 2006, the market capitalization of companies included in the Russell 2000 Growth Index was between $68 million and $3.1 billion. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; and other securities with equity characteristics.

Concepts to understand

Small-Sized Companies seek long term capital appreciation by focusing on small, fast-growing companies that offer cutting-edge products, services or technologies. Because these companies are often in their early stages of development, their stocks tend to fluctuate more than most other securities.

In managing the Fund’s investments, the Advisor pursues a small cap growth investment philosophy. That philosophy consists of fundamental company-by-company analysis to screen potential investments and to continuously monitor securities in the Fund’s portfolio.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Advisor determines to take advantage of a better investment opportunity.

Husam H. Nazer is the Fund’s portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “price volatility,” “liquidity risk” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large or midcap companies. The Fund’s returns may vary, and you could lose money. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value overshort and extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

The Fund may also be subject to “investment style risk.” The Advisor primarily uses a particular style or set of styles—in this case “growth” styles—to select investments for the Fund. Those styles may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

Value Added Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its net assets (plus amounts borrowed for investment purposes) in equity securities issued by value companies with market valuations, at the time of acquisition, within the range of the companies comprising the Standard & Poor’s Small Cap 600 Index. As of December 31, 2006, the market capitalization of companies included in Standard & Poor’s Small Cap 600 Index was between $66 million and $3.7 billion. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; and other securities with equity characteristics.

Concepts to understand

Undervalued Assets: When a company’s securities are selling below probable liquidation values, net working capital or tangible book value.

Undervalued Growth Potential: When a company has a strong potential growth rate and a strong balance sheet but has securities selling at a market multiple (based on normalized earnings) and/or a price earnings multiple at a discount to its peer group of companies.

Turnaround Situation: When a company has a sound balance sheet but has securities that are selling at a significant market and/or pre-eminent market position, with a price/earnings multiple of generally not more than half the expected growth rate.

Emerging Growth Company: When a company has the potential for a significant annual growth rate, a proprietary product and/or pre-eminent market position, with a price earnings multiple of generally not more than half the expected growth rate.

In managing the Fund’s investments, the Advisor generally looks to invest the Fund’s assets in the equity securities of companies that are in one or more of the following situations:

•	have undervalued assets or undervalued growth potential

•	are in a turnaround situation

•	are emerging growth companies

The Advisor performs fundamental analysis on each company. This includes a review of available financial and other business information, company visits and/or management interviews.

Investments will be sold for reasons such as when it is judged by the Advisor that a company will not achieve anticipated results, a position becomes larger than a predetermined percentage of the portfolio or when the investment becomes fully valued.

Nicholas F. Galluccio and Susan I. Suvall are the Fund’s portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this fund are “price volatility risk,” “liquidity risk” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large companies. The Fund’s returns may vary, and you could lose money. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value or short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

The Fund may also be subject to “investment style risk.” The Advisor primarily uses a particular style or set of styles—in this case “value” styles—to select investments for the Fund. Those styles may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

Value Opportunities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests (except when maintaining a temporary defensive position) at least 65% of the value of its net assets in equity securities of companies with market capitalizations, at the time of acquisition, within the capitalization range of companies comprising the Russell Midcap Value Index. As of December 31, 2006, the market capitalization of companies included in the Russell Midcap Value Index was between $1.3 billion and $19.2 billion. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; and other securities with equity characteristics.

Concepts to understand

Undervalued Assets: When a company’s securities are selling below probable liquidation values, net working capital or tangible book value.

Undervalued Growth Potential: When a company has a strong potential growth rate and a strong balance sheet but has securities selling at less than a market multiple (based on normalized earnings) and/or a price earnings multiple at a discount to its peer group of companies.

Turnaround Situation: When a company has a sound balance sheet but has securities that are selling a significant market discount to the Advisor’s estimate of the company’s 24 month sustainable earnings.

In managing the Fund’s investments, the Advisor generally looks to invest the Fund’s assets in the equity securities of companies that are in one or more of the following situations:

•	have undervalued assets

•	have undervalued growth potential

•	are in a turnaround situation

The Advisor also utilizes fundamental analysis on each company. This includes a review of available financial information, company visits and management interviews.

Investments will be sold for reasons such as when it is judged by the Advisor that a company will not achieve anticipated results, a position becomes larger than a predetermined percentage of the portfolio or when the investment becomes fully valued.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

Nicholas F. Galluccio and Susan I. Suvall are the Fund’s portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “price volatility,” “liquidity risk” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large companies. The Fund’s returns may vary and you could lose money. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small and mid-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

The Fund may also be subject to “investment style risk.” The Advisor primarily uses a particular style or set of styles—in this case “value” styles—to select investments for the Fund. Those styles may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

U.S. Fixed Income

Core Fixed Income Fund

Investment Objectives/Approach

The Fund seeks to provide maximum current income and achieve above average total return consistent with prudent investment management over a full market cycle. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) in debt securities. These debt securities include, U.S. Government and corporate obligations, bonds, notes, debentures, mortgage-backed securities, asset-backed securities, foreign securities (government and corporate), and other securities bearing fixed or variable interest rates of any maturity. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

Concepts to understand

Duration is often used to measure the potential volatility of a bond’s price: bonds with longer durations are more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations. Bonds with fixed maturities have a readily determinable duration. Bonds with uncertain payment schedules, such as mortgage-backed securities, which can be prepaid, have durations which may vary or lengthen in certain interest rate environments, making their values even more volatile than when they were acquired.

In managing the Fund’s investments, the Advisor uses a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets. These components include:

•	security selection within a given sector

•	relative performance of the various market sectors

•	the shape of the yield curve

•	fluctuations in the overall level of interest rates

The Advisor also utilizes active asset allocation in managing the Fund’s investments and monitors the duration of the Fund’s portfolio securities to mitigate the Fund’s exposure to interest rate risk.

The Fund may invest some assets in options, futures and foreign currency futures, and forward contracts. These practices are used primarily to hedge the Fund’s portfolio, but may also be used to attempt to increase returns; however, such practices sometimes may reduce returns or increase volatility. The Fund may also invest some assets in inverse floaters, interest-only and principal-only securities, which are sometimes referred to as derivatives. These practices may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility and may be very sensitive to changes in interest rates.

Typically, the Fund sells an individual security when there is a perceived deterioration in the credit fundamentals of the issuer or the Advisor determines to take advantage of a better investment opportunity.

Philip A. Barach, Jeffrey E. Gundlach and James M. Hassett are the Fund’s portfolio managers.

Main Risks

The primary risks affecting this Fund are “credit risk,” “interest rate risk” (including “extension risk” and “prepayment risk”), “foreign investing risk” and “liquidity risk.” The Fund’s returns may vary, and you could lose money.

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund invests primarily in high credit quality securities that have limited susceptibility to this risk. The Fund may invest a portion of its assets in mortgage-backed securities which are not guaranteed by the U.S. Government, such as those issued by Fannie Mae and Freddie Mac, which may make the Fund subject to substantial credit risk. A portion of the Fund’s assets will also be invested in low credit quality securities that may make the Fund subject to greater credit risk, especially during periods of economic uncertainty or during economic downturns. Debt securities that are rated below investment grade are considered to be speculative. Securities rated below investment grade are also known as “junk” bonds. Interest rate risk refers to the possibility that the value of the Fund’s portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund because it may hold securities with long terms to maturity as well as mortgage-backed securities, including collateralized mortgage obligations and stripped mortgage securities. Its holding of mortgage-backed securities can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated when interest rates go down. Because this Fund may invest in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. Extension risk refers to the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. Prepayment risk refers to the possibility that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. Because the Fund may invest a portion of its assets in foreign company securities, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

•	a lack of political or economic stability

•	foreign controls on investment and changes in currency exchange rates

•	withholding taxes

•	a lack of adequate company information

The risks of foreign investing are even more pronounced if the Fund invests in emerging markets. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because the Fund invests in below grade fixed income securities, it is more susceptible to liquidity risk than funds that invest in higher quality investments.

High Yield Bond Fund

Investment Objectives/Approach

The Fund seeks to maximize income and achieve above average total return consistent with reasonable risk over a full market cycle. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) in high yield/below investment grade bonds, commonly known as “junk” bonds. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. Portfolio holdings are diversified by industry and issuer in an attempt to reduce the impact of negative events for an industry or issuer. It may invest in other high yield securities, including convertible and non-convertible debt securities and convertible and non-convertible preferred stocks. The Fund may invest, to a limited extent, in securities rated below B- or the equivalent.

Concepts to understand

Junk bonds are bonds that have a credit rating of BB or lower by rating agencies such as Moody’s Investors Service, Inc. and Standard & Poor’s Corporation.

Junk bonds are considered to be mostly speculative in nature. This gives the Fund more credit risk than the other TCW fixed income funds, but also gives it the potential for higher returns.

In managing the Fund’s investments, the Advisor looks for companies that have:

•	strong credit profiles

•	favorable industry fundamentals

•	good management teams

•	stable cash flows

•	attractive yields for a given level of risk

Typically, the Fund sells an individual security when the issuer has experienced a material deterioration of the above referenced areas, the security reaches its targeted price, or the portfolio is rebalanced for diversification purposes.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

John A. Fekete and James M. Hassett are the Fund’s portfolio managers.

Main Risks

The primary risks affecting this Fund are “credit risk,” “interest rate risk,” “liquidity risk” and, to a lesser extent, “foreign investing risk.” The Fund’s returns may vary, and you could lose money.

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund is subject to high credit risk, because it invests primarily in high yield/below investment grade bonds. Debt securities that are rated below investment grade are considered to be speculative; they are also commonly known as “junk” bonds. Interest rate risk refers to the possibility that the value of the Fund’s portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because high yield bonds may be less liquid than higher quality securities, the Fund may be more susceptible to liquidity risk than funds that invest in higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. Because the Fund may invest a portion of its assets in foreign company securities, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

•	a lack of political or economic stability

•	foreign controls on investment and currency exchange rates

•	withholding taxes

•	a lack of adequate company information

Total Return Bond Fund

Investment Objectives/Approach

The Fund seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle. To pursue these goals, (except when maintaining a temporary defensive position) at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) in debt securities. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. The Fund will invest primarily in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or its sponsored corporations (collectively, the “Federal Agencies”), and in privately issued mortgage-backed securities rated Aa or higher by Moody’s or AA or higher by S&P or the equivalent by any other nationally recognized statistical organization.

Concepts to understand

Duration is often used to measure the potential volatility of a bond’s price: bonds with longer durations are more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations. Bonds with fixed maturities have a readily determinable duration. Bonds with uncertain payment schedules, such as mortgage-backed securities which can be prepaid, have durations which may vary or lengthen in certain interest rate environments, making their value even more volatile than when they were acquired.

Weighted average duration is the average duration of the securities in the portfolio weighted by market value.

Weighted average reset frequency is the average time to the next coupon reset date of the floating rate securities in the portfolio weighted by market value.

In managing the Fund’s investments, the Advisor seeks to construct a portfolio with a weighted average effective duration of no more than eight years.

The Fund may invest some assets in inverse floaters and interest-only and principal-only securities, which are sometimes referred to as derivatives. These practices may reduce returns or increase volatility and may be very sensitive to changes in interest rates.

Typically, the Fund sells an individual security when the Advisor determines to take advantage of a better investment opportunity.

Philip A. Barach and Jeffrey E. Gundlach are the Fund’s portfolio managers.

Main Risks

The primary risks affecting this Fund are “credit risk,” “interest rate risk” (including “extension risk” and “prepayment risk”), and “liquidity risk.” The Fund’s returns may vary, and you could lose money.

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. The Fund may invest a portion of its assets in mortgage-backed securities which are not guaranteed by the U.S. Government, such as those issued by Fannie Mae and Freddie Mac, which may make the Fund subject to substantial credit risk. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund’s portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity and mortgage-backed securities, including collateralized mortgage obligations, and stripped mortgage securities. Because this Fund invests in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. Extension risk is the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. Prepayment risk refers to the possibility that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities.

International

TCW Emerging Markets Income Fund (This Fund is not publicly available)

Investment Objectives/Approach

The Fund seeks high total return from current income and capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) in debt securities issued or guaranteed by companies, financial institutions and government entities in Emerging Market Countries. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. The debt securities in which the Fund may invest may consist of securities that are unrated or rated BB or lower by S&P or Ba or lower by Moody’s. Debt securities rated below investment grade are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” The Fund will generally invest in at least four Emerging Market Countries.

Concepts to understand

Emerging Market Country is a country that has a developing economy or market and is considered an emerging or developing country by the International Bank of Reconstruction and Development or any affiliate thereof (the “World Bank”) as well as Bahrain, Brunei, Cyprus, Greece, Hong Kong, Israel, Kuwait, Macau, Qatar, Saudi Arabia, Singapore, Slovenia, South Korea, Taiwan and the United Arab Emirates.

Emerging Market Company is a company that is: (i) is organized under the laws of an Emerging Market Country or has a principal office in an Emerging Market Country; or (ii) derives 50% or more of its gross revenues or profits from goods produced or sold, investments made, or services performed in Emerging Market Countries or has at least 50% of its assets situated in Emerging Market Countries; or (iii) its equity securities are traded principally on a stock exchange or over-the-counter in an Emerging Market Country.

In allocating investments among the various Emerging Market Countries, the Advisor attempts to analyze internal political, market and economic factors. The factors include:

•	public finances

•	monetary policy

•	external accounts

•	financial markets

•	foreign investment regulations

•	stability of exchange rate policy and labor conditions

The Fund may invest up to 40% of its total assets in structured investments that may be either subordinated or unsubordinated, and in indexed debt securities. The Fund may invest up to 20% of its total assets in defaulted securities. The Fund will invest in defaulted corporate securities where the Advisor believes the restructured enterprise valuations or liquidation valuations may significantly exceed current market values. In addition, the

Fund may invest in defaulted sovereign investments where the Advisor believes the expected debt sustainability of the country exceeds current market valuations.

The Fund may invest assets in options, swaps (including credit default swaps), futures, foreign currency futures and forward contracts. These practices may be used to hedge the Fund’s portfolio as well as for investment purposes; however, such practices sometimes may reduce returns or increase volatility.

Typically, the Fund sells an individual security when there is a perceived deterioration in the credit fundamentals of the issuer, there are negative macro geo-political considerations that may affect the issuer or the Advisor determines to take advantage of a better investment opportunity.

Luz M. Padilla is the Fund’s portfolio manager.

Main Risks

The primary risks affecting this Fund are “foreign investing risk,” “liquidity risk,” “credit risk,” “interest rate risk,” “price volatility” and “defaulted securities risk.” The Fund’s returns may vary, and you could lose money. Because the Fund invests in securities issued by foreign governments or companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

•	a lack of political or economic stability

•	foreign controls on investment and currency exchange rates

•	withholding taxes

•	a lack of adequate company information

Because the Fund invests in the securities of emerging market countries, these risk factors are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because lower quality securities and foreign securities may be less liquid than higher quality securities, the Fund may be more susceptible to liquidity risk than funds that invest in higher quality or U.S. securities. Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund may be subject to greater credit risk, because it invests in securities that are below investment grade and have no minimum credit rating. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as “junk” bonds. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund’s portfolio investments may fall when interest rates rise. Changes in interest rates may have a significant effect on the Fund, because it may hold securities with long terms to maturity and may use hedging techniques. Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the value of its investments go up or down. The Fund may be subject to greater price volatility than funds that invest in the securities of U.S. issuers. Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceeding) is subject to significant uncertainties. Insolvency laws and practices in the projected issuers’ jurisdictions are different than these in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers is considered speculative.

Risk Considerations of Investing

Please consider the following risks before investing in a Fund.

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Restrictions on trading volume in foreign markets can also affect price and liquidity.

General Investment Risk

Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of a Fund’s shares will vary as the value of each Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. This is also true for funds that invest primarily in debt securities. High credit quality investments also react in value to interest rate changes.

Prices of most securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur a loss than an investor who holds investments for the longer term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio. A security that is leveraged, whether explicitly or implicitly, will also tend to be more volatile in that both gains and losses are intensified by the magnifying effects of leverage. Certain instruments (such as inverse floaters and interest-only securities) behave similarly to leveraged instruments.

The Advisor may temporarily invest up to 100% of a Fund’s assets in high quality short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

Small and Medium Capitalization Company Risk

Funds such as the Growth Equities, Opportunity, Small Cap Growth, Value Added and Value Opportunities Funds that invest a portion of their assets in the equity securities of companies with small and medium capitalizations are subject to certain risks. Companies with small and medium size market capitalization oftern have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of a fund’s assets.

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates.

Foreign Investing

Investing in foreign securities involves risks in addition to the risks associated with domestic securities. An additional risk is currency risk. While the price of a Fund’s shares is quoted in U.S. dollars, a Fund generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the dollar, the U.S. dollar value of the foreign currency will decrease.

As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S. and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund’s portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds may hold various foreign currencies from time to time, the value of the net assets of a Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

In order to protect against uncertainty in the level of future foreign currency exchange rates, the Funds are authorized to enter into certain foreign currency futures and forward contracts. However, they are not obligated to do so and, depending on the availability and cost of these techniques, the Funds may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. In addition, there is no assurance that such techniques will be used successfuly, and the Funds could lose money through the use of such techniques. Please see the Statement of Additional Information for further information.

The forward currency market for the purchase or sale of U.S. dollars in most countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly in regards to forward contracts for local Latin American currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event a Fund holds securities denominated in a currency that suffers a devaluation, the Fund’s net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

Risks Associated With Emerging Market Countries

Investing in emerging market countries involves substantial risk due to limited information; higher brokerage costs; different accounting standards; thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; and expropriation, nationalization or other adverse political or economic developments.

Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many emerging securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

In addition, emerging market countries’ exchanges and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher in emerging markets than in developed countries. As a result, Funds investing in emerging market countries have operating expenses that are expected to be higher than other Funds investing in more established market regions.

Many of the emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things, (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies. Such social, political and economic instability could disrupt the financial markets in which the Emerging Markets Income Fund invests and adversely affect the value of its assets.

In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. In addition, many emerging market countries are grappling with severe recession and government instability.

Many of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on Funds investing in emerging market countries. Many emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

Debt Securities

Debt securities are subject to various risks. The two primary (but not exclusive) risks affecting Debt instruments are “credit risk” and “interest rate risk.” These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of debt security can also affect its price and, hence, the market value of a Fund.

Debt securities are subject to two primary types of risk: credit risk and interest rate risk.

“Credit risk” refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life, and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

The Diversified Value, Dividend Focused, Equities, Growth Equities, Large Cap Growth, Opportunity, Select Equities, Small Cap Growth, Value Added and Value Opportunities Funds may invest in convertible securities rated below investment grade. The High Yield Bond Fund portfolio consists of below investment grade corporate securities while the Core Fixed Income and Emerging Markets Income Funds may invest in debt instruments rated below investment grade or, with respect to the Emerging Markets Income Fund, in default. Debt instruments that are rated below investment grade or in default are considered to be speculative; they are also commonly known as “junk” bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. Such securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of a Fund’s investment objective will be more dependent on the Advisor’s analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for a Fund to value accurately certain portfolio securities.

“Interest rate risk” refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a debt security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security’s price will change as a result of changes in interest rates is measured by its “duration.” For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Mortgage-Backed Securities

Mortgage-Backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders.

Credit and Market Risks of Mortgage-Backed Securities.  The investments by the Balanced, Core Fixed Income, Total Return Bond Funds in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall, but their current yield will be affected. The value of all mortgage-backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from these securities but are reflected in a Fund’s net asset value. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgage carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

Liquidity Risk of Mortgage-Backed Securities.  The liquidity of mortgage-backed securities varies by type of security; at certain times the Balanced, Core Fixed Income and Total Return Bond Funds may encounter difficulty in disposing of investments. Because mortgage-backed securities may be less liquid than other securities, a Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities, such as inverse floaters, and interest-only securities, suffered periods of illiquidity if disfavored by the market.

Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities.   Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. When that happens, the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Balanced, Core Fixed Income and Total Return Bond Funds’ higher yielding securities are likely to be redeemed and a Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. This is known as prepayment risk. Mortgage-backed securities are also subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on a Fund’s ability to achieve its investment objective.

Collateralized Mortgage Obligations.  There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

Stripped Mortgage Securities.  Part of the investment strategy of the Balanced, Core Fixed Income, Total Return Bond Funds involves interest-only Stripped Mortgage Securities. These investments may be highly sensitive to changes in interest and prepayment rates and tend to be less liquid than other CMOs. In addition, prepayments of the underlying mortgages likely would lower a Fund’s returns from stripped securities it holds.

Inverse Floaters.  The Balanced, Core Fixed Income and Total Return Bond Funds invest in inverse floaters, a class of CMOs with a coupon rate that resets in the opposite direction from the market rate of interest to which it is indexed such as London Interbank Offered Rate (LIBOR) or 11th District Cost of Funds index (COFI). Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater while any drop in the index rate causes an increase in the coupon of an inverse floater. An inverse floater may behave like a security that is leveraged since its interest rate usually varies by a magnitude much greater than the magnitude of the change in the index rate of interest. The “leverage-like” characteristics inherent in inverse floaters are associated with greater volatility in their market prices.

Adjustable Rate Mortgages.  ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

Asset Backed Securities

Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

The Balanced, Equities, Focused Equities, Growth Equities, Large Cap Core, Large Cap Growth, Select Equities, Small Cap Growth, Value Added, Value Opportunities and Emerging Markets Income Funds are non-diversified for 1940 Act purposes and as such may invest a larger percentage of their assets in individual issuers than a diversified investment company.

Non-Diversified Status

Because a relatively higher percentage of the non-diversified Funds’ assets may be invested in the securities of a limited number of issuers, these Funds may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

To the extent each Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, a Fund’s investments will be limited so as to qualify for the special tax treatment afforded “regulated investment companies” under the Internal Revenue Code of 1986, as amended.

Securities Lending Risk

Each Fund may lend portfolio securities with a value up to 25% of a Fund’s total assets, including collateral received for securities lent. If a Fund lends securities, there is a risk that the securities will not be available to the fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of secured credit, there is the risk of possible delay in receiving additional colateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Management of the Funds

Investment Advisor

The Funds’ investment advisor is TCW Investment Management Company (the “Advisor”) and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 2006, the Advisor and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $145 billion under management or committed to management.

Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of Funds, including a summary of each person’s business experience during the past five years:

Portfolio Manager(s)	Business Experience During Last Five Years*
Balanced Fund
Jeffrey E. Gundlach	Chief Investment Officer and Group Managing Director, the Advisor and Trust Company of the West. President and Chief Investment Officer, TCW Asset Management Company
Diane E. Jaffee	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West
Diversified Value Fund
Diane E. Jaffee	See above
Matthew J. Spahn	Senior Vice President, the Advisor, TCW Asset Management Company and Trust Company of the West
Dividend Focused Fund
Diane E. Jaffee	See above
Equities Fund
Thomas K. McKissick	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West
N. John Snider	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West
Focused Equities Fund
Thomas K. McKissick	See above
N. John Snider	See above
Growth Equities Fund
R. Brendt Stallings	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West
Large Cap Core Fund
Jason S. Maxwell	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West
Large Cap Growth Fund
Donald E. Evenson	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West since June 2005. Previously, Mr. Evenson was a Managing Director and Lead Portfolio Manager at Provident Investment Counsel (Pasadena, CA)

Derek S. Derman	Senior Vice President, the Advisor, TCW Asset Management Company and Trust Company of the West since September 2005. Previously, Mr. Derman was a Co-Portfolio Manager at Provident Investment Counsel (Pasadena, CA)
Opportunity Fund
Diane E. Jaffee	See above
Select Equities Fund
Craig C. Blum	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West
Stephen A. Burlingame	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West
Small Cap Growth Fund
Husam H. Nazer	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West
Value Added Fund
Nicholas G. Galluccio	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West
Susan I. Suvall	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West
Value Opportunities Fund
Nicholas F. Galluccio	See above
Susan I. Suvall	See above
Core Fixed Income Fund
Philip A. Barach	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.
Jeffrey E. Gundlach	Group Managing Director and Chief Investment Officer, the Advisor and Trust Company of the West; President and Chief Investment Officer, TCW Asset Management Company.
James M. Hassett	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West
High Yield Bond Fund
John A. Fekete	Senior Vice President, the Advisor, TCW Asset Management Company and Trust Company of the West
James M. Hassett	See above
Total Return Bond Fund
Philip A. Barach	See above
Jeffrey E. Gundlach	See above
Emerging Markets Income Fund
Luz M. Padilla	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

*	Positions with the TCW Group, Inc. and its affiliates may have changed over time.

The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ investment in each Fund they manage, a description of their compensation structure and information regarding the accounts they manage.

Advisory Agreement

The Funds and the Advisor have entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”), under the terms of which the Funds have employed the Advisor to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Funds’ business affairs, subject to control by the Board of Directors. Under the Advisory Agreement, the Funds pay to the Advisor as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

Fund	Annual Management Fee (As Percent of Average Net Asset Value)
Balanced	0.60%
Diversified Value	0.75%
Dividend Focused	0.75%
Equities	0.55%
Focused Equities	0.65%
Growth Equities	1.00%
Large Cap Core	0.55%
Large Cap Growth	0.65%
Opportunity	0.90%
Select Equities	0.75%
Small Cap Growth	1.00%
Value Added	1.00%
Value Opportunities	0.80%
Core Fixed Income	0.40%
High Yield Bond	0.75%
Total Return Bond	0.50%
Emerging Markets Income	0.75%

A discussion regarding the basis for the Board of Directors approval of the Advisory Agreement of the Funds is contained in the Funds’ annual report to shareholders for the twelve months ended October 31, 2006.

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its duties under the agreement.

The Advisor also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. The Advisor or its affiliates may pay amounts from their own resources to third parties, including brokers, administrators, and other financial intermediaries, to compensate or reimburse such parties for administrative and shareholder services provided to the Funds and their shareholders. The amount of these payments is determined from time to time by the Advisor and may differ for different financial intermediaries. These payments are in addition to any fees that may be paid by the Funds for these types of or other services. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no compensation were paid.

Multiple Class Structure

Certain of the TCW Funds currently offer three classes of shares: Class I shares, Class N (or Investor Class) shares and Class K (or Advisor Class) shares. Each of the Funds contained in this Prospectus offer Class I shares. The Dividend Focused, Equities, Opportunity, Select Equities, Value Added and Value Opportunities Funds also offer Class K shares by a separate prospectus. Shares of each class of a Fund represent an equal pro rata interest in that Fund and generally gives you the same voting, dividend, liquidation, and other rights. The Class I shares are offered by a separate prospectus at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Funds’ distributor for distribution and related services at a rate equal to 0.25% of the average daily net assets of that Fund attributable to its Class N shares. Because these fees are paid out of the Fund’s Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Because the expenses of each class may differ, the performance of each class is expected to differ.

YOUR INVESTMENT

Account Policies and Services

Buying shares

You pay no sales charges to invest in a Fund. Your price for a Fund’s shares is the Fund’s net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by a Fund. Orders received by the Funds’ transfer agent from dealers, brokers or other service providers (“financial Intermediaries”) after the NAV for the day is determined, will receive that same day’s NAV if the orders were received by the financial intermediary from its customers prior to 4:00 p.m.(or the time trading closes on the NYSE, whichever is earlier). If you place an order for the purchase of shares through a financial intermediary, the purchase will be based on the NAV next determined, but only if the financial intermediary receives the order by the daily cut-off (usually 4:00 P.M. Eastern time on days the NYSE is open for trading). Your financial intermediary is responsible for transmitting such orders promptly. A Fund’s investments for which market quotations are readily available are valued based on market value. A Fund may use the fair value of a security as determined in accordance with procedures adopted by the Board of Directors if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before a Fund values its assets would materially affect net asset value. Such situations are particularly relevant for Funds that hold securities that trade primarily in overseas markets. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the value that a Fund could obtain if it were to sell the security.

Minimums

	Initial	IRA	Additional
All Funds	$2,000	$500	$250

The Funds may accept investments of smaller amounts under circumstances deemed appropriate. The Funds reserve the right to change the minimum investment amounts without prior notice. All investments must be in U.S. dollars drawn on domestic banks. The Funds will not accept cash, money orders, checks drawn on banks outside the U.S., travelers checks, bank checks, drafts, cashiers’ checks or credit card checks. Third-party checks, except those payable to an existing shareholder, will not be accepted. In addition, the Funds will not accept post-dated checks, post-dated on-line checks or any conditional order or payment. If your check does not clear, you will be responsible for any loss a Fund incurs. You will also be charged $25 for every check returned unpaid.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you is that when you open an account, the Fund’s transfer agent will ask you for your name, address, date of birth, taxpayer identification number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. The transfer agent may also ask to see your driver’s license or other identification documents, and may consult third-party databases to help verify your identity. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the transfer agent reserves the right to close your account or take any other action it deems reasonable or required by law.

Automatic Investment Plan ($100 minimum)

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account for investment into the Fund, on a monthly, bi-monthly, quarterly or semi-annual basis (if your AIP falls on a weekend or holiday, it will be processed on the following business day). In order to participate in the AIP, each purchase must be in the amount of $100 or more and your financial institution must be a member of the Automated Clearing House (ACH) network. If your financial institution rejects your payment, the Fund’s transfer agent will charge a $25 fee to your Fund account. To begin participating in the AIP, please complete the AIP section on the account application or call the Fund’s transfer agent at (800) 248-4486. Any request to change or terminate your AIP should be submitted to the transfer agent at least five business days prior to the effective date of the next transaction.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund’s transfer agent or a dealer, broker or other service provider. However, the Emerging Markets Income Fund is not intended to serve as a vehicle for frequent trading activity because such trading may disrupt management of the Fund, generate expenses and adversely affect performance. Accordingly, the Emerging Markets Income Fund imposes a short-term redemption fee on shares owned less than 90 days equal to 2.00% of the value of the shares redeemed. This amount will be paid to the Emerging Markets Income Fund, not to the Adviser. The redemption fee is designed to offset the costs associated with fluctuations in fund asset levels and cash flow caused by short-term trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. This redemption fee may not apply to 401(k) or other group retirement accounts (although the redemption fee is applied to the Advisor’s retirement savings program), to certain asset allocation accounts (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short term trading), to automatic investment programs such as dividend reinvestment, or to transactions pursuant to the Fund’s systematic investment or withdrawal program. The redemption fee will be waived in the event of death of a shareholder. Because, as described above, certain asset allocation programs, retirement programs and omnibus accounts may not be subject to the TCW International Funds’ redemption fee policy, shareholders trading through such accounts may redeem their shares more frequently than other shareholders, which could have an adverse impact on Fund performance.

Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if a Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days from the purchase date or until payment is collected, whichever is earlier.

Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

•	amounts of $100,000 or more

•	amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a payee, address or a bank account different than what is on our records

A signature guarantee helps protect against fraud. You can obtain one from most banks, securities dealers, credit unions or savings associations but not from a notary public. Please call (800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange from one Class N Fund into another. The Emerging Markets Income Fund is not intended to serve as a vehicle for frequent trading because such trading may disrupt management of the Fund, generate expenses and adversely affect performance. Accordingly, the Emerging Markets Income Fund has a short-term exchange fee on shares owned less than 90 days equal to 2.00% of the value of the shares exchanged. You must meet the investment minimum of the Fund you are exchanging into. The exchange fee may not apply to 401(k) or other group retirement accounts (although the exchange fee is applied to the Advisor’s retirement savings program) and to certain asset allocation accounts (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading). You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). Because, as described above, certain asset allocation programs, retirement programs and omnibus accounts may not be subject to the TCW International Funds’ exchange fee policy, shareholders trading through such accounts may exchange their shares more frequently than other shareholders, which could have an adverse impact on Fund performance.

Third party transactions

You may buy and redeem a Fund’s shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Fund’s distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Household mailings

Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the Funds. You may also receive proxy statements for a Fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

General policies

If your non-retirement account falls below $2,000 as a result of redemptions and or exchanges for six months or more, a Fund may close your account and send you the proceeds upon 60 days’ written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the transfer agent takes reasonable measures to verify the order. Reasonable measures include a requirement for a caller to provide certain personal identifying information.

A signature guarantee is required:

•	if ownership is changed on your account

•	when adding or changing telephone privileges on your account

•	when adding or changing automated bank instructions on your account

Large Redemption Amounts

The Funds also reserve the right to make a “redemption in kind”—payment in portfolio securities rather than cash—if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of a Fund’s assets).

Trading Limits

The Funds are not intended to serve as vehicles for frequent trading activity because such trading may disrupt management of the Funds. In addition, such trading activity can increase expenses as a result of increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds’ ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds’ securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Funds’ performance.

Accordingly, the Board has adopted the following policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders. Each Fund reserves the right to refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading. If a purchase or exchange order with respect to a Fund is rejected by a Fund, the potential investor will not benefit from any subsequent increase in the net asset value of the Fund. Further, in order to prevent excessive trading activity, the Funds limit the number of “round trip” transactions that a shareholder may make. A shareholder makes a round trip by purchasing shares of a particular Fund (through either a purchase or exchange from another Fund) and subsequently selling shares of that Fund (through either a redemption or an exchange into another Fund). The Funds reserve the right to refuse any exchange into or purchase order for a Fund from any shareholder upon completion of four round trips with respect to that Fund in a calendar year. Shareholders who exceed these trading limits are still permitted to redeem their shares subject to any applicable redemption fee. In addition, exchanges and redemptions out of a Fund are not permitted within a 15 day period from the last purchase or exchange into the same Fund. Exceptions to these trading limits may only be made upon approval of the Advisor’s Vice President of Fund Operations, and such exceptions are reported to the Board of Directors on a quarterly basis.

These restrictions do not apply to certain asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), to omnibus accounts (except to the extent noted in the next paragraph) maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts, although restrictions on Fund share transactions comparable to those set forth in the previous paragraph have been applied to the Advisor’s retirement savings program), and to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to the Funds’ systematic investment or withdrawal program.

In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. The Funds’ ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity.

In addition, each Fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules;

•	delay sending out redemption proceeds for up to seven days (generally only applies in cases of very large redemptions, excessive trading or during unusual market conditions).

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT

In Writing

Complete the New Account Form. Mail your New Account Form and a check made payable to

TCW                  Fund to:

Via Regular Mail

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

615 E. Michigan Street,

3rd Floor Milwaukee, WI 53202

(Same, except that you should include the stub that is attached to your account statement that you receive after each transaction or a note specifying the Fund name, your account number, and the name(s) your account is registered in.)

By Telephone

Please contact the Investor Relations Department at (800) FUND TCW (386-3829) for a New Account Form.
The transfer agent will not establish a new account funded by fed wire unless a completed application is received prior to its receipt of the fed wire.

Wire: Have your bank send your investment to:	Before sending your fed wire, please call the transfer agent to advise them of the wire. This will ensure prompt and accurate credit to your account upon receipt of the fed wire.

U.S. Bank, N.A.

777 E. Wisconsin Avenue Milwaukee, WI 53202

ABA No. 075000022

Credit: U.S. Bancorp Fund Services LLC

Account No. 182380074993

Further Credit: TCW                  Fund

(Name on the Fund Account)

(Fund Account Number)

Via Exchange Call the transfer agent at (800) 248-4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the transfer agent at (800) 248-4486.

TO SELL OR EXCHANGE SHARES

By Mail

Write a letter of instruction that includes:

•your name(s) and signature(s) as they appear on the account form

•your account number

•the Fund name

•the dollar amount you want to sell or exchange

•how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see “Account Policies and Services—Selling Shares”).

Mail your letter of instruction to:

Via Regular Mail

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

615 E. Michigan Street, 3rd Floor

Milwaukee, WI 53202

By Telephone

Be sure the Funds have your bank account information on file. Call the transfer agent at (800) 248-4486 to request your transaction. Proceeds will be sent electronically to your bank or a check will be sent to the address of record. Any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Telephone redemption requests must be for a minimum of $1,000.

To reach the transfer agent, U.S. Bancorp Fund Services, LLC, call toll free in the U.S. (800) 248-4486 Outside the U.S. (414) 765-4124 (collect)

Systematic Withdrawal Plan:    As another convenience, you may redeem shares through the systematic withdrawal plan. Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Under the plan, you may choose to receive a specified dollar amount generated from the redemption of shares in your account on a monthly, quarterly or annual basis. In order to participate in the plan, your account balance must be at least $2,000 and there must be a minimum annual withdrawal of $500. If you elect this redemption method, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be on file with the Fund. The plan may be terminated by the Funds at any time.

You may elect to terminate your participation in the plan at any time by contacting the transfer agent sufficiently in advance of the next withdrawal date.

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends from the net investment income of a Fund will be declared and paid annually except for the Balanced and Dividend Focused Funds, which will declare and pay dividends quarterly and the Core Fixed Income, High Yield Bond, Total Return Bond and Emerging Markets Income Funds which will declare and pay dividends monthly. Each Fund will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the same Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. More information about these rules is provided in the Statement of Additional Information.

In any fiscal year in which a Fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Fund is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash—unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 28% (or current rate) of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Funds. Please see the Statement of Additional Information and your tax advisor for further information.

Disclosure of Portfolio Information

The Funds’ Board of Directors has adopted a policy designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, whereby information is only available under three basic circumstances which are described in greater detail below: (i) on a uniform basis to shareholders and members of the public through a toll fee number and on the TCW website; (ii) to certain financial analysts and rating agencies pursuant to confidentiality agreements; and (ii) to certain third parties as necessary to provide services for the Funds’ ongoing operations. The adequacy and implementation of this policy is subject to the oversight and annual review of the Board of Directors pursuant to SEC rules.

It is the policy of the Funds to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end (the “Portfolio Holdings”) to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter). These complete holdings lists are not contained on the Fund’s website. Top Ten quarter-end holdings lists for each U.S. and international equity fund and the High Yield Bond Fund are posted on the Funds’ website at www.tcw.com.

Shareholders and others who wish to obtain Portfolio Holdings for a particular month may make a request by contacting the Funds between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, toll free at (877) 829-4768 beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for Portfolio Holdings may be made on a monthly basis pursuant to this procedure, or standing requests for Portfolio Holdings may be accepted.

Persons making requests will be asked to provide their name and a mailing address, e-mail address or fax number. The Funds reserve the right to refuse to fulfill a request if they believe that providing Portfolio Holdings would be contrary to the best interests of the Funds. Such decisions are made by personnel of the Advisor of the title of Senior Vice President or higher.

In addition to the policy stated above, the Funds may disclose Portfolio Holdings at other times to analysts or rating agencies. Personnel of the Advisor of a title of Senior Vice President or higher are permitted to release of the Fund’s portfolio holdings, as necessary, in conformity with the Procedures. The disclosure of Portfolio Holdings in this context is conditioned on the recipient agreeing to treat such Portfolio Holdings as confidential (provided that analysts and rating agencies may publish portfolio positions upon the consent of personnel of the Advisor of the title of Senior Vice President or higher, under circumstances where such personnel determine that such information is publicly available through the Funds’ website or by other means, or will become publicly available through such publication), and to not allow the Portfolio Holdings to be used by it or its employees in connection with the purchase or sale of shares of the relevant Funds. In addition, Portfolio Holdings are provided or otherwise available to third-party service providers of the Funds, including the Funds’ custodian, pricing services, broker-dealers to facilitate trading and administrator, as necessary for the provision of services to the Funds. No compensation is received by the Fund or the Advisor in connection with the disclosure of portfolio holdings information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class N Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Balanced Fund

Class N

	September 1, 2006 (Commencement of Offering of N Class Shares) through October 31, 2006
Net Asset Value per Share, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income(1)	0.03
Net Realized and Unrealized Gain on Investments	0.42

Total from Investment Operations	0.45

Less Distributions:
Distributions from Net Investment Income	(0.01)

Net Asset Value per Share, End of Period	$10.44

Total Return	4.53%	(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,410
Ratio of Expenses to Average Net Assets(3)	1.22%	(4)
Ratio of Net Investment to Average Net Assets	1.59%	(4)
Portfolio Turnover Rate	4.70%	(2)

(1) Computed using average shares outstanding throughout the period.

(2) For the period September 1, 2006 (Commencement of Operations) through October 31, 2006 and not indicative of a full year’s operating results.

(3) The Advisor paid the operating expenses of the Fund to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses as a percentage of the average net assets would have been 2.87% for the period September 1, 2006 (Commencement of Operations) through October 31, 2006.

(4) Annualized.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class N Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The information for the years ended October 31, 2006, 2005, 2004 and 2003 and the period ended October 31, 2002 has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request. The information for the prior fiscal year has been audited by another independent registered public accounting firm.

TCW Diversified Value Fund

Class N

	Year Ended October 31							December 1, 2001 through October 31, 2002		Year Ended November 30, 2001(1)
	2006		2005	2004		2003
Net Asset Value per Share, Beginning of Period	$13.78		$12.32	$10.61		$8.23		$10.16		$10.21

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.08	(2)	0.04 (2)	(0.01	)(2)	0.01	(2)	0.07	(2)	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.57		1.65	1.73		2.44		(1.99)		(0.04)

Total from Investment Operations	2.65		1.69	1.72		2.45		(1.92)		(0.02)

Less Distributions
Distributions From Net Investment Income	—	(3)	(0.02)	(0.01)		(0.07)		(0.01)		(0.03)
Distributions from Net Realized Gain	(0.25)		(0.21)	—		—		—		—

Total Distributions	(0.25)		(0.23)	(0.01)		(0.07)		(0.01)		(0.03)

Net Asset Value per Share, End of Period	$16.18		$13.78	$12.32		$10.61		$8.23		$10.16

Total Return	19.56%		13.81%	16.25%		29.99%		(18.87)%	(4)	(0.29)%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$85,125		$35,248	$13,396		$7,729		$3,888		$5,098
Ratio of Net Expenses to Average Net Assets	1.20%		1.40% (5)	1.45%	(5)	1.34%	(5)	0.67%	(5)(6)	1.22% (5)
Ratio of Net Investment Income to Average Net Assets	0.52%		0.27%	(0.06)%		0.14%		0.76%	(5)(6)	0.20%
Portfolio Turnover Rate	27.44%		34.74%	59.75%		38.33%		32.26%	(4)	34%

(1) Reflects the A Class of the former SG Cowen Large Cap Value Fund adjusted for the exchange.

(2) Computed using the average shares outstanding throughout the period.

(3) Amount rounds to less than $0.01 per share.

(4) For the period December 1, 2001 through October 31, 2002 and not indicative of a full year’s operating results.

(5) The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. for the period beginning after January 1, 2003. For the period from December 17, 2001 (the merger date) through December 31, 2002, the operating expenses were limited to 0.67% of the Fund’s average daily net assets as stipulated under the Merger Proxy statement. For periods prior to December 17, 2001, the operating expenses were limited to 1.22% of the Fund’s average daily net assets. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 1.41%, 1.80% and 2.43% for the years ended October 31, 2005, 2004 and 2003, respectively 3.21% for the period December 1, 2001 through October 31, 2002, and 3.04% for the year ended November 30, 2001.

(6) Annualized.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class N Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The information for the years ended October 31, 2006, 2005, 2004 and 2003 and the period ended October 31, 2002 has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request. The information for the prior fiscal years has been audited by another independent registered public accounting firm.

TCW Dividend Focused Fund

Class N

	Year Ended October 31,				December 1, 2001 through October 31, 2002		Year Ended November 30, 2001(1)
	2006	2005	2004	2003
Net Asset Value per Share, Beginning of Period	$11.30	$10.56	$10.12	$8.92	$10.63		$10.40

Income (Loss) from Investment Operations:
Net Investment Income	0.18 (2)	0.14 (2)	0.09 (2)	0.10 (2)	0.11	(2)	0.10
Net Realized and Unrealized Gain (Loss) Investments	1.91	0.86	1.27	2.13	(1.27)		0.58

Total from Investment Operations	2.09	1.00	1.36	2.23	(1.16)		0.68

Less Distributions
Dividends from Net Investment Income	(0.15)	(0.18)	(0.10)	(0.12)	(0.11)		(0.12)
Distributions from Net Realized Gain	(0.04)	(0.08)	(0.82)	(0.91)	(0.44)		(0.33)

Total Distributions	(0.19)	(0.26)	(0.92)	(1.03)	(0.55)		(0.45)

Net Asset Value per Share, End of Period	$13.20	$11.30	$10.56	$10.12	$8.92		$10.63

Total Return	18.72%	9.48%	14.36%	27.59%	(11.48)%	(1)	6.72%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,256,657	$827,175	$214,493	$31,949	$26,718		$34,578
Ratio of Expenses to Average Net Assets	1.16%	1.25%	1.33%	1.39% (4)	1.15%	(4)(5)	1.43%
Ratio of Net Investment to Average Net Assets	1.51%	1.27%	0.91%	1.13%	1.18%	(5)	0.98%
Portfolio Turnover Rate	25.14%	31.50%	44.05%	33.22%	60.23%	(3)	1%

(1) Reflects the A Class of the former SG Cowen Income + Growth Fund adjusted for the exchange.

(2) Computed using average shares outstanding throughout the period.

(3) For the period December 1, 2001 through October 31, 2002 and not indicative of a full year’s operating results.

(4) For the period from December 17, 2001 (the merger date) through December 31, 2002, the Advisor the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed 1.15% of the Fund’s average daily net assets as stipulated under the Merger Proxy Statement. Had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 1.52% for the year ended October 31, 2003 and 1.53% for the period December 1, 2001 through October 31, 2002.

(5) Annualized.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Equities Fund

Class N

	Year Ended October 31
	2006	2005		2004		2003		2002
Net Asset Value per Share, Beginning of Period	$14.91	$13.57		$12.05		$9.72		$10.95

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.10	0.02		0.01		0.01		0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.24	1.38		1.51		2.36		(1.24)

Total from Investment Operations	2.34	1.40		1.52		2.37		(1.23)

Less Distributions
Distributions from Net Investment Income	—	(0.06)		—		(0.04)		—

Net Asset Value per Share, End of Period	$17.25	$14.91		$13.57		$12.05		$9.72

Total Return	15.69%	10.32%		12.62%		24.48%		(11.23)%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,039	$10,931		$6,800		$3,916		$2,885
Ratio of Net Expenses to Average Net Assets	1.30%	1.42%	(2)	1.42%	(2)	1.40%	(2)	1.38% (2)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.61%	0.12%		0.10%		0.07%		0.13%
Portfolio Turnover Rate	30.87%	32.31%		49.31%		60.52%		57.35%

(1) Computed using average shares outstanding throughout the period.

(2) The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 1.60%, 1.84%, 2.42% and 2.32% for the years ended October 31, 2005, 2004, 2003 and 2002, respectively.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the N Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 2001). These figures have been audited by Deloitte & Touche LLP, whose reports, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Focused Equities Fund

Class N

	Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Period	$12.28	$10.97	$9.51	$7.50	$8.80

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.04	0.01	(0.01)	— (2)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.01	1.30	1.47	2.03	(1.31)

Total from Investment Operations	2.05	1.31	1.46	2.03	(1.30)

Less Distributions:
Distributions from Net Investment Income	(0.01)	—	—	(0.02)	—
Distributions from Net Realized Gain	(0.01)	—	—	—	—

Total Distributions	(0.02)	—	—	(0.02)	—

Net Asset Value per Share, End of Period	$14.31	$12.28	$10.97	$9.51	$7.50

Total Return	16.75%	11.94%	15.35%	27.13%	(14.77)%

Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$23,604	$2,251	$1,952	$996	$784
Ratio of Expenses to Average Net Assets(3)	1.38%	1.38%	1.41%	1.40%	1.38%
Ratio of Net Investment (Loss) to Average Net Assets	0.33%	0.05%	(0.06)%	0.04%	0.06%
Portfolio Turnover Rate	37.47%	42.82%	67.96%	68.28%	71.03%

(1) Computed using average shares outstanding throughout the period.

(2) Amount rounds to less than $0.01.

(3) The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of the average net assets, would have been 1.42%, 3.43%, 3.56%, 7.37% and 6.93% for the years ended October 31, 2006, 2005, 2004, 2003 and 2002, respectively.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 2004). These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Growth Equities Fund

Class N

	Year Ended October 31,			March 1, 2004 (Commencement of Operations) through October 31, 2004
	2006	2005
Net Asset Value per Share, Beginning of Period	$11.46	$9.98		$10.00

(Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.16)	(0.10)		(0.02)
Net Realized and Unrealized Gain on Investments	0.87	1.58		—

Total from Investment Operations	0.71	1.48		(0.02)

Net Asset Value per Share, End of Period	$12.17	$11.46		$9.98

Total Return	6.20%	14.83%		(0.20)%	(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,172	$—	(3)	$—	(3)
Ratio of Expenses to Average Net Assets(4)	1.56%	1.67%		1.71%	(5)
Ratio of Net Investment (Loss) to Average Net Assets	(1.35)%	(0.95)%		(0.36)%	(5)
Portfolio Turnover Rate	123.31%	57.18%		19.21%	(2)

(1) Computed using average shares outstanding for the period.

(2) For the period March 1, 2004 (Commencement of Operations) through October 31, 2004 and not indicative of a full year’s operating results.

(3) Amount rounds to less than $1 (in thousands).

(4) The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 4.17% and 5,104.46% for the years ended October 31, 2006 and 2005, respectively, and 76.18% for the period March 1, 2004 (Commencement of Operations) through October 31, 2004

(5) Annualized.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Large Cap Core Fund

Class N

	Year Ended October 31, 2006	November 1, 2004 (Commencement of Operations) through October 31, 2005
Net Asset Value, Beginning of Period	$11.12	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.02	0.01
Net Realized and Unrealized Gain on Investments	1.52	1.14

Total from Investment Operations	1.54	1.15

Less Distributions:
Distributions from Net Investment Income	(0.01)	(0.03)
Distributions from Net Realized Gain	(0.04)	—

Total Distributions	(0.05)	(0.03)

Net Asset Value per Share End of Period	$12.61	$11.12

Total Return	13.93%	11.47%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,131	$5,444
Ratio of Expenses to Average Net Assets(2)	1.43%	1.45%
Ratio of Net Investment Income to Average Net Assets	0.21%	0.05%
Portfolio Turnover Rate	41.96%	29.68%

(1) Computed using average shares outstanding throughout the period.

(2) The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.46% for the year ended October 31, 2006 and 2.19% for the period from November 1, 2004 (Commencement of Offering of I Class Shares) through October 31, 2005.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class N Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Large Cap Growth Fund (Previously named TCW Large Cap Flexible Growth Fund)

Class N

	February 6, 2006 (Commencement of Operations) through October 31, 2006
Net Asset Value per Share, Beginning of Period	$20.00

Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.10)
Net Realized and Unrealized Gain on Investments	0.38

Total from Investment Operations	0.28

Net Asset Value per Share, End of Period	$20.28

Total Return	1.40%	(3)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,531
Ratio of Expenses to Average Net Assets	1.45%	(1)(4)
Ratio of Net Investment to Average Net Assets	(0.71)%	(4)
Portfolio Turnover Rate	20.40%	(3)

(1) The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and terminable on six months notice. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets would have been 3.71% for the period February 6, 2006 (Commencement of Operations) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) For the period February 6, 2006 (Commencement of Operations) through October 31, 2006 and not indicative of a full year’s operating results.

(4) Annualized.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class N Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The information for the years ended October 31, 2006, 2005, 2004 and 2003 and the period ended October 31, 2002 has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements are included in the annual report which is available upon request. The information for the prior fiscal year has been audited by another independent registered public accounting firm.

TCW Opportunity Fund

Class N

	Year Ended October 31,								December 1, 2001 through October 31, 2002		Year Ended November 30, 2001(1)
	2006		2005		2004		2003
Net Asset Value per Share, Beginning of Period	$13.49		$13.20		$11.96		$8.69		$10.43		$9.38

Income (Loss) from Investment Operations
Net Investment (Loss)	(0.05	)(2)	(0.07	)(2)	(0.11	)(2)	(0.05	)(2)	(0.04	)(2)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	2.27		1.28		1.43		3.32		(1.09)		1.43

Total from Investment Operations	2.22		1.21		1.32		3.27		(1.13)		1.35

Less Distributions
Distributions from Net Realized Gain	(0.63)		(0.92)		(0.08)		—		(0.61)		(0.30)

Net Asset Value per Share, End of Period	$15.08		$13.49		$13.20		$11.96		$8.69		$10.43

Total Return	16.92%		9.21%		11.09%		37.63%		(11.46)%	(3)	14.75%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$91,085		$53,083		$36,392		$24,042		$19,551	(4)	$20,428
Ratio of Expenses to Average Net Assets	1.43%		1.57%		1.65%	(5)	1.50%	(5)	1.31%	(4)(5)	1.59%
Ratio of Net Investment (Loss) to Average Net Assets	(0.37)%		(0.54)%		(0.82)%		(0.51)%		(0.43)%	(4)	(0.68)%
Portfolio Turnover Rate	48.81%		44.61%		51.62%		55.68%		41.83%	(3)	111%

(1) Reflects the A Class of the former SG Cowen Opportunity Fund adjusted for the exchange.

(2) Computed using average shares outstanding throughout the period.

(3) For the period December 1, 2001 through October 31, 2002 and not indicative of a full year’s operating results.

(4) Annualized.

(5) The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. for the period beginning after January 1, 2003. The expense limitation is voluntary and is terminable on six months notice. For the period from December 17, 2001 (the merger date) through December 31, 2002, the operating expenses were limited to 1.32% of the Fund’s average daily net assets as stipulated under the Merger Proxy Statement. Had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 1.69% and 1.79% for the years ended October 31, 2004 and 2003, respectively, and 1.78% for the period December 1, 2001 through October 31, 2002.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Select Equities Fund

Class N

	Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Period	$19.00	$17.46	$16.75	$11.59	$14.32

Income (Loss) from Investment Operations:
Net Investment (Loss)(1)	(0.14)	(0.16)	(0.15)	(0.13)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)	1.70	0.86	5.29	(2.61)

Total from Investment Operations	(0.29)	1.54	0.71	5.16	(2.73)

Net Asset Value per Share, End of Period	$18.71	$19.00	$17.46	$16.75	$11.59

Total Return	(1.53)%	8.82%	4.24%	44.52%	(19.06)%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$975,971	$1,168,507	$1,215,148	$754,060	$281,539
Ratio of Expenses to Average Net Assets	1.17%	1.21%	1.20%	1.25%	1.18%
Ratio of Net Investment (Loss) to Average Net Assets	(0.71)%	(0.90)%	(0.89)%	(0.93)%	(0.88)%
Portfolio Turnover Rate	38.65%	16.32%	14.41%	22.16%	3.31%

(1) Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Small Cap Growth Fund

Class N

	Year Ended October 31
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Period	$16.22	$14.44	$14.53	$10.13	$15.16

Income (Loss) from Investment Operations:
Net Investment (Loss)(1)	(0.17)	(0.22)	(0.15)	(0.18)	(0.19)
Net Realized and Unrealized Gain (Loss) on Investments	3.35	2.00	0.06	4.58	(4.84)

Total from Investment Operations	3.18	1.78	(0.09)	4.40	(5.03)

Net Asset Value per Share, End of Period	$19.40	$16.22	$14.44	$14.53	$10.13

Total Return	19.61%	12.33%	(0.62)%	43.43%	(33.22%)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$29,310	$31,617	$79,219	$81,834	$52,656
Ratio of Expenses to Average Net Assets	1.66%	1.75%	1.60%	1.68%	1.47%
Ratios of Net Investment (Loss) to Average Net Assets	(0.92)%	(1.44)%	(1.00)%	(1.55)%	(1.37)%
Portfolio Turnover Rate	96.93%	76.33%	42.56%	84.70%	29.01%

(1) Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the N class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced its offering on May 1, 2002). These figures have been audited by Deloitte & Touche LLP, whose reports, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Value Added Fund

Class N

	Year Ended October 31,						May 1, 2002 (Commencement of Offering of N Class Shares) through October 31, 2002
	2006	2005		2004	2003
Net Asset Value per Share, Beginning of Period	$14.33	$13.71		$13.80	$8.43		$14.11

Income (Loss) from Investment Operations:
Net Investment (Loss)(1)	(0.12)	—		(0.11)	(0.14)		(0.05)
Net Realized and Unrealized (Loss) on Investments	2.96	0.62		0.02	5.51		(5.63)

Total from Investment Operations	2.84	0.62		(0.09)	5.37		(5.68)

Net Asset Value per Share, End of Period	$17.17	$14.33		$13.71	$13.80		$8.43

Total Return	19.82%	4.45%		(0.65)%	63.70%		(40.26)%	(2)

Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1	$—	(3)	$ — (3)	$ —	(3)	$—	(3)
Ratio of Expenses to Average Net Assets(4)	1.56%	1.62%		1.67%	1.64%		1.48%	(5)
Ratio of Net Investment (Loss) to Average Net Assets	(0.73)%	—		(0.76)%	(1.34)%		(0.89)%	(5)
Portfolio Turnover Rate	74.91%	62.76%		71.97%	67.67%		72.35%	(6)

(1) Computed using average shares outstanding throughout the period.

(2) For the period May 1, 2002 (Commencement of Offering of N Class Shares) through October 31, 2002 and not indicative of a full year’s operating results.

(3) Amount rounds to less than $1 (in thousands).

(4) The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 4,180.98%, 7,697.12%, 6,789.72% and 11,978.69% for the years ended October 31, 2006, 2005, 2004 and 2003, respectively, and 10,222.16% for the period May 1, 2002 (Commencement of Offering of N Class Shares) through October 31, 2002.

(5) Annualized.

(6) Represents the Fund’s turnover for the year ended October 31, 2002.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the N Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on November 1, 2000). These figures have been audited by Deloitte & Touche LLP, whose reports, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Value Opportunities Fund

Class N

	Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Period	$21.81	$20.56	$19.11	$12.99	$15.91

Income (Loss) from Investment Operations:
Net Investment (Loss)(1)	0.02	(0.07)	(0.10)	(0.09)	(0.10)
Net Realized and Unrealized Gain on Investments	3.71	1.62	1.55	6.21	(2.66)

Total from Investment Operations	3.73	1.55	1.45	6.12	(2.76)

Less Distributions:
Distributions from Net Investment Income	—	—	—	—	—
Distributions from Net Realized Gain	(1.69)	(0.30)	—	—	(0.16)

Total Distributions	(1.69)	(0.30)	—	—	(0.16)

Net Asset Value per Share, End of Period	$23.85	$21.81	$20.56	$19.11	$12.99

Total Return	17.85%	7.53%	7.59%	47.11%	(17.61)%

Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$191,179	$222,342	$313,913	$137,795	$82,884
Ratio of Expenses to Average Net Assets	1.22%	1.27%	1.25%	1.33%	1.23%
Ratio of Net Investment (Loss) to Average Net Assets	0.08%	(0.32)%	(0.47)%	(0.58)%	(0.62)%
Portfolio Turnover Rate	73.48%	59.48%	46.33%	53.78%	84.85%

(1) Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the N Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Core Fixed Income Fund

Class N

	Year Ended October 31,
	2006	2005	2004		2003		2002
Net Asset Value per Share, Beginning of Period	$9.78	$10.25	$10.08		$9.73		$9.69

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.36	0.37	0.43		0.43		0.48
Net Realized and Unrealized Gain (Loss) on Investments	0.06	(0.36)	0.18		0.40		0.05

Total from Investment Operations	0.42	0.01	0.61		0.83		0.53

Less Distributions:
Distributions from Net Investment Income	(0.41)	(0.48)	(0.44)		(0.48)		(0.49)

Net Asset Value per Share, End of Period	$9.79	$9.78	$10.25		$10.08		$9.73

Total Return	4.44%	0.01%	6.19%		8.69%		5.78%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$17,821	$17,432	$16,633		$15,356		$4,756
Ratio of Expenses to Average Net Assets	1.08%	1.10% (2)	1.10%	(2)	1.06%	(2)	1.00%	(2)
Ratio of Net Investment Income to Average Net Assets	3.67%	3.61%	4.23%		4.29%		4.98%
Portfolio Turnover Rate	90.58%	97.60%	73.55%		127.30%		119.71%

(1) Computed using average shares outstanding throughout the period.

(2) The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and terminable on six months notice. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 1.20%, 1.25%, 1.65% and 1.75% for the years ended October 31, 2005, 2004, 2003 and 2002, respectively.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW High Yield Bond Fund

Class N

	Year Ended October 31,
	2006	2005	2004		2003		2002
Net Asset Value per Share, Beginning of Period	$6.87	$7.30	$7.09		$6.21		$7.01

Income (Loss) from Investment Operations:
Net Investment Income(2)	0.49	0.52	0.55		0.56		0.57
Net Realized and Unrealized Loss on Investments	0.05	(0.43)	0.23		0.89		(0.72)

Total from Investment Operations	0.54	0.09	0.78		1.45		(0.15)

Less Distributions:
Distributions from Net Investment Income	(0.51)	(0.52)	(0.57)		(0.57)		(0.65)

Net Asset Value per Share, End of Period	$6.90	$6.87	$7.30		$7.09		$6.21

Total Return	8.15%	1.21%	11.42%		24.08%		(2.66)%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$50,318	$40,862	$53,551		$70,305		$27,502
Ratio of Expenses to Average Net Assets	1.20%	1.24% (1)	1.30%	(1)	1.30%	(1)	1.30% (1)
Ratio of Net Investment Income to Average Net Assets	7.18%	7.25%	7.56%		8.15%		8.32%
Portfolio Turnover Rate	87.48%	97.52%	99.77%		146.65%		58.18%

(1) The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 1.25%, 1.32%, 1.33% and 1.57% for the years ended October 31, 2005, 2004, 2003 and 2002, respectively.

(2) Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Total Return Bond Fund

Class N

	Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Period	$9.73	$9.95	$9.85	$10.22	$10.06

Income (Loss) from Investment Operations:
Net Investment Income(2)	0.44	0.47	0.47	0.55	0.79
Net Realized and Unrealized Gain (Loss) on Investments	0.07	(0.26)	0.07	(0.27)	0.12

Total from Investment Operations	0.51	0.21	0.54	0.28	0.91

Less Distributions:
Distributions from Net Investment Income	(0.43)	(0.43)	(0.44)	(0.65)	(0.75)

Net Asset Value per Share, End of Period	$9.81	$9.73	$9.95	$9.85	$10.22

Total Return	5.42%	2.14%	5.62%	2.76%	9.40%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$203,481	$153,552	$72,458	$45,644	$34,589
Ratio of Expenses to Average Net Assets(1)	0.74%	0.74%	0.74%	0.82%	1.00%
Ratio of Net Investment Income to Average Net Assets	4.56%	4.75%	4.75%	5.43%	7.76%
Portfolio Turnover Rate	21.84%	24.39%	32.82%	59.84%	25.89%

(1) The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund. The expense limitation for the N class is 0.74% of the class’ daily net assets which came into effect on March 1, 2003. Prior to this date, the expense limitation was the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. the expense limitation is voluntary and terminable on six months notice. Had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 0.88%, 0.94%, 1.04%, 1.04%, and 1.44% for the years ended October 31, 2006, 2005, 2004, 2003, and 2002, respectively.

(2) Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 2004). These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Emerging Markets Income Fund

Class N

	Year Ended October 31,			March 1, 2004 (Commencement of Offering of N Class Shares) through October 31, 2004
	2006	2005
Net Asset Value per Share, Beginning of Period	$9.08	$8.30		$ 7.72

Income from Investment Operations:
Net Investment Income(5)	0.48	6.40		0.27
Net Realized and Unrealized Gain on Investments	0.21	(5.62)		0.31

Total from Investment Operations	0.69	0.78		0.58

Net Asset Value per Share, End of Period	$9.77	$9.08		$8.30

Total Return	7.60%	9.40%		7.51%	(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$31	$—	(4)	$—	(4)
Ratio of Expenses to Average Net Assets(3)	1.36%	1.47%		1.50%	(2)
Ratio of Net Investment Income to Average Net Assets	4.97%	6.83%		5.24%	(2)
Portfolio Turnover Rate	149.79%	92.86%		79.63%	(6)

(1) For the period March 1, 2004 (Commencement of Offering of N Class Shares) through October 31, 2004 and not indicative of a full year’s operating results.

(2) Annualized.

(3) The Advisor paid the operating expense of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total operating expenses, as a percentage of average net assets, would have been 353.50% and 899.58% for the years ended October 31, 2006 and 2005, respectively, and 22.68% for the period March 1, 2004 (Commencement of Offering of N Class Shares) through October 31, 2004.

(4) Amount rounds to less than $1 (in thousands).

(5) Computed using average shares outstanding for the period.

(6) Represents the Fund’s turnover for the year ended October 31, 2004.

FOR MORE INFORMATION

For all shareholder account information such as transactions and account inquiries:

Call (800) 248-4486

For information regarding the TCW Funds, Inc.:

Call (800) FUND TCW (386-3829)

In writing:

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

On the Internet:

TCW FUNDS, INC.

www.tcw.com

You may visit the SEC’s website at www.sec.gov to view text only versions of Fund documents filed with the SEC.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 1-202-942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0609 or by electronic request at the following e-mail address: wwwpublicinfo@sec.gov.

TCW Funds, Inc.

More information on each Fund is available free upon request by calling (800) FUND TCW (386-3829), or on the Internet at www.tcw.com, including the following:

Annual / Semi-Annual Report

Additional information about each Fund’s investments is in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus. The SAI can be reviewed and photocopied at the SEC’s public Reference Room in Washington, D.C.

SEC file number: 811-7170

US Equity Funds

TCW Balanced Fund

TCW Diversified Value Fund

TCW Dividend Focused Fund

TCW Equities Fund

TCW Focused Equities Fund

TCW Growth Equities Fund

TCW Large Cap Core Fund

TCW Large Cap Growth Fund

TCW Opportunity Fund

TCW Select Equities Fund

TCW Small Cap Growth Fund

TCW Value Added Fund

TCW Value Opportunities Fund

US Fixed Income Funds

TCW Core Fixed Income Fund

TCW High Yield Bond Fund

TCW Total Return Bond Fund

International Funds

TCW Emerging Markets Income Fund

More information on each Fund is available free upon request by calling (800) FUND-TCW (386-3829), or on the Internet at www.tcw.com, including the following:

Annual/Semi-Annual Report

Additional information about each Fund’s investments is in the Funds’ annual and semi-annual reports to the shareholders. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (Phone: 1-202-942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0609.

Text-only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov

TCW Funds, Inc.

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800-FUND-TCW (800-386-3829)

advisors@tcw.com • www.tcw.com

SEC file number: 811 7170

FUNDnp207